EXHIBIT 99.2

SUPPLEMENTAL FINANCIAL HIGHLIGHTS
1ST QUARTER 2004

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Except for the historical information contained herein, these supplemental financial highlights contain forward-looking statements regarding Company and property performance, and are based on the Company’s current expectations and judgment. Actual results could vary materially depending on risks and uncertainties inherent to general and local real estate conditions, competitive factors specific to markets in which the Company operates, legislative or other regulatory decisions, future interest rate levels or capital markets conditions. The Company assumes no liability to update this information. For more details, please refer to the Company’s SEC filings, including its most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q.

Colonial Properties Trust

TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Quarterly Earnings Announcement and Financial Statements	4
2.	Corporate Summary and Trends
	EPS and FFO Reconciliation	8
	Dividend Summary/Shares & Units	9
	Segment Data Summary (Divisional NOI)	9
	Segment Data & Reconciliation (Divisional NOI)	10
	Divisional NOI Breakout: By Sector & Market	13
	EBITDA Reconciliation	14
	Supplemental Data	14
	Coverage Ratios	15
	Real Estate & Investment Activities	16
	Capital Expenditures, Tenant Improvements & Leasing Commissions	17
	Debt Summary/Total Market Capitalization	18
	Current Development Pipeline	19
	Property Disposition Detail	19
	Unconsolidated Partnerships & Joint Venture Summary	20
3.	Equity Issues: Common & Preferred	22
4.	Debt Summary	26
5.	Multifamily Division Summary
	Divisional NOI	29
	Operational Statistics	30
	Occupancy Schedule	32
6.	Office Division Summary
	Divisional NOI	35
	Operational Statistics	36
	Lease Expiration/Tenant Concentration	37
	Leasing Execution	38
	Occupancy Schedule	39
7.	Retail Division Summary
	Divisional NOI	41
	Operational Statistics	42
	Tenant Performance	44
	Capex/Lease Expiration/Tenant Concentration	45
	Leasing Execution	46
	Occupancy Schedule	47
8.	Market Demographics	50
9.	Glossary of Terms	51

1Q04	- 2 -	NYSE: CLP

  COLONIAL PROPERTIES TRUST

Colonial Properties Trust (NYSE:CLP) is a diversified real estate investment trust (REIT) headquartered in Birmingham, Alabama. The Company is a self-administered and self-managed REIT with fully-integrated real estate activities including development of new properties, acquisition of existing properties, build-to-suit development, and the provision of management, leasing and brokerage services for income-producing real estate.

The Company’s initial public offering was in September, 1993. The solid performance Colonial Properties Trust has achieved is a direct result of the Company’s business strategy, the Colonial Star Strategy. Under its Colonial Star Strategy, the Company operates a diversified portfolio of multifamily, office and retail properties in select markets in the Sunbelt region of the United States. Colonial Properties Trust focuses on delivering consistent long-term performance through both its existing operations and its external investment strategies.

  COLONIAL STAR STRATEGY

     Achieve Consistent Long-term Performance through:

-	Diversified Property Portfolio

-	Investment in High Growth Sunbelt Cities

-	Operating Excellence

-	Mixed Use Investment

-	Acquisitions/Development/Dispositions

-	Balance Sheet Management

  CONTACT INFORMATION

Headquarters	Investor Relations
Colonial Properties Trust	Sandra Lee Robertson
2101 Sixth Avenue North, Suite 750	Senior Vice President
Birmingham, Alabama 35203	205-250-8788	205-250-8890 - fax
205-250-8700	800-645-3917	205-986-6888 - direct fax
205-250-8890 - fax	lrobertson@colonialprop.com

www.colonialprop.com	To receive an Investor Package, please contact:
Brandi Singleton
205-250-8724
bsingleton@colonialprop.com

TRANSFER AGENT

Equiserve Trust Company P.O. Box 43010 Boston, MA 02940-3010	The Company’s Transfer Agent manages share certificate transactions for including transfers, sales, dividend reinvestment and optional cash investment transactions.
Investor Relations: 800-730-6001
www.equiserve.com

EQUITY RESEARCH COVERAGE

Bear Stearns	Ross Smotrich / Amy Young	212-272-8046 / 212-272-3523
Citigroup Smith Barney	Jon Litt / Ross Nussbaum	212-816-0231 / 212-816-1685
Green Street Advisors	John Arabia / Michael Knott	949-640-8780
Legg Mason	Rod Petrick / Tamara Fique	410-454-4131 / 410-454-5873
Maxcor REIT Research	Rich Anderson	646-346-7077
Merrill Lynch	Steve Sakwa / John Stewart	212-449-0335 / 212-449-1920
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wachovia Securities	Steve Swett	212-909-0954

GUIDANCE

	FYE 2004 Range		2Q04 Range
Fully Diluted Earnings per Share	$1.43	$1.51	$0.36	$0.38
Plus: Real Estate Depreciation & Amortization	2.45	2.45	0.61	0.61
Less: Gain on Sale of Assets	(0.30)	(0.30)	(0.13)	(0.13)

Fully Diluted Funds from Operations per Share	$3.58	$3.66	$0.84	$0.86

1Q04	- 3 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

BALANCE SHEET

($ in 000s)	As of	As of
	3/31/2004	12/31/2003
ASSETS
Real Estate Investments
Operating Properties	$2,404,608	$2,378,835
Undeveloped Land & Construction in Progress	117,357	114,262

Total Real Estate, before Depreciation	2,521,965	2,493,097
Less: Accumulated Depreciation	(437,867)	(419,827)
Real estate assets held for sale, net	5,775	11,691

Net Real Estate Assets	2,089,873	2,084,961
Cash and Equivalents	20,781	8,070
Restricted Cash	2,010	1,879
Accounts Receivable, net	9,659	10,262
Notes Receivable	3,425	2,504
Prepaid Expenses	5,814	6,587
Deferred Debt and Lease Costs	25,673	25,832
Investment in Unconsolidated Subsidiaries	38,353	37,496
Other Assets	17,144	17,336

Total Assets	$2,212,732	$2,194,927

LIABILITIES
Long-Term Liabilities
Payable to Banks	$214,810	$205,935
Notes and Mortgages Payable	1,057,228	1,050,145
Mortgages Payable related to real estate held for sale	3,400	11,785

Total Long-Term Liabilities	1,275,438	1,267,865
Other Liabilities	56,938	55,275

Total Liabilities	1,332,376	1,323,140
MINORITY INTEREST & EQUITY
Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series C 9 1/4%, Preferred Shares	50,000	50,000
Series D 8 1/8%, Preferred Shares	125,000	125,000

Total Preferred Shares and Units, at Liquidation Value	275,000	275,000
Common Equity, including Minority Interest	605,356	596,787

Total Equity, including Minority Interest	880,356	871,787

Total Liabilities and Equity	$2,212,732	$2,194,927

SHARES & UNITS OUTSTANDING, END OF PERIOD

(shares and units in 000s)	As of	As of
	3/31/2004	12/31/2003
Basic
Shares	26,933	26,395
Operating Partnership Units (OP Units)	10,361	10,361

Total Shares & OP Units	37,294	36,756
Dilutive Common Share Equivalents	375	266
Diluted
Shares	27,308	26,661
Total Shares & OP Units	37,669	37,022

1Q04	- 4 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
($ in 000s, except per share data)	3/31/2004	3/31/2003
Revenue
Minimum Rent	$69,426	$64,325	7.9%
Percentage Rent	681	566	20.3%
Tenant Recoveries	9,731	10,124	-3.9%
Other Property Related Revenue	4,480	5,108	-12.3%
Other Non-Property Related Revenue	1,330	1,098	21.1%

Total Revenue	85,648	81,221	5.5%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	6,108	5,737	6.5%
Salaries and Benefits	4,024	3,596	11.9%
Repairs and Maintenance	8,474	8,167	3.8%
Taxes, Licenses, and Insurance	8,231	7,810	5.4%

Total Property Operating Expenses	26,837	25,310	6.0%
General and Administrative	5,460	4,803	13.7%
Depreciation	20,836	19,312	7.9%
Amortization	2,557	1,963	30.3%

Total Operating Expenses	55,690	51,388	8.4%

Income from Operations	29,958	29,833	0.4%
Other Income (Expense)
Interest Expense	(16,308)	(16,336)	-0.2%
Income from Investments	249	85	192.9%
Loss on Hedging Activities	(80)	(237)	-66.2%
Gain on Sale of Property	1,002	29	3355.2%
Other	(20)	181	-111.0%

Total Other Expense	(15,157)	(16,278)	-6.9%

Income before Minority Interest & Discontinued Operations	14,801	13,555	9.2%
Minority Interest
Minority Interest in CRLP — Preferred	(2,055)	(2,218)	-7.3%
Minority Interest in CRLP — Common	(2,532)	(2,329)	8.7%

Total Minority Interest	(4,587)	(4,547)	0.9%

Extraordinary Loss	—	—

Income from Continuing Operations	10,214	9,008	13.4%
Discontinued Operations
Income from Discontinued Operations	149	548	-72.8%
Gain on Disposal of Discontinued Operations	9,391	9,627	-2.5%
Minority Interest in Discontinued Operations	(2,670)	(3,183)	-16.1%

Income from Discontinued Operations	6,870	6,992	-1.7%

Net Income	17,084	16,000	6.8%

Dividends to Preferred Shareholders	(3,695)	(3,891)	-5.0%

Net Income Available to Common Shareholders	$13,389	$12,109	10.6%

Earnings per Share — Basic
Continuing Operations	$0.24	$0.22	9.1%
Discontinued Operations	0.26	0.30	-13.3%

EPS — Basic	$0.50	$0.52	-3.8%

Earnings per Share — Diluted
Continuing Operations	$0.24	$0.22	9.1%
Discontinued Operations	0.26	0.30	-13.3%

EPS — Diluted	$0.50	$0.52	-3.8%

1Q04	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

FIRST QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended
($ in 000s, except per share data)	3/31/2004	3/31/2003
Net Income Available to Common Shareholders	$13,389	$12,109	10.6%
Minority Interest in CRLP (Operating Ptr Unitholders)	5,202	5,512	-5.6%

Total	18,591	17,621	5.5%
Adjustments — Consolidated Properties
Depreciation — Real Estate	20,728	19,381	7.0%
Amortization — Real Estate	1,399	1,125	24.4%
Remove: Gain/(Loss) on Sale of Property	(10,393)	(9,656)	7.6%
Include: Gain/(Loss) on Sale of Undepreciated Property	1,008	151	567.5%

Total Adjustments — Consolidated	12,742	11,001	15.8%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	1,041	940	10.7%
Amortization — Real Estate	16	32	-50.0%
Remove: Gain/(Loss) on Sale of Property	—	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—

Total Adjustments — Unconsolidated	1,057	972	8.7%

Funds from Operations	$32,390	$29,594	9.4%

FFO per Share
Basic	$0.87	$0.88	-0.1%
Diluted	$0.87	$0.87	-0.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

FIRST QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended
(shares and units in 000s)	3/31/2004	3/31/2003
Basic
Shares	26,670	23,236	14.8%
Operating Partnership Units (OP Units)	10,361	10,576	-2.0%

Total Shares & OP Units	37,031	33,812	9.5%
Dilutive Common Share Equivalents	375	169	121.8%
Diluted
Shares	27,045	23,405	15.6%
Total Shares & OP Units	37,406	33,981	10.1%

1Q04	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
First Quarter 2004

FIRST QUARTER SEGMENT DATA & RECONCILIATION

	Three Months Ended
	3/31/2004	3/31/2003
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,914	14,656	1.8%
Office	15,682	15,846	-1.0%
Retail	25,572	25,501	0.3%

Total Same-Property	56,167	56,003	0.3%
Less: Unconsolidated Assets	(1,922)	(1,831)

Same-Property NOI, Consolidated	54,245	54,172

Divisional Non Same-Property NOI
Multifamily	1,261	669
Office	1,320	38
Retail	1,627	1,712

Total Non-Same Property	4,207	2,419
Less: Unconsolidated Assets	(456)	(438)

Non Same-Property NOI, Consolidated	3,751	1,981

Divisional Total NOI
Multifamily	16,175	15,325	5.5%
Office	17,001	15,884	7.0%
Retail	27,198	27,213	-0.1%

Total Divisional NOI	60,375	58,422	3.3%
Less: NOI, Unconsolidated	(2,377)	(2,269)
2003 Discontinued Operations	—	(1,025)
2004 Discontinued Operations	251	(199)
Unallocated Corporate Rev	591	982
Other Expense	(28)	—
General & Administrative Expenses	(5,460)	(4,803)
Depreciation	(20,836)	(19,312)
Amortization	(2,557)	(1,963)

Income from Operations, restated for additional discontinued operations	29,959	29,833
Total Other Income (Expense)	(15,158)	(16,278)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, as restated for additional discontinued operations	14,801	13,555

Add: 2003 Discontinued Operations NOI, post 1Q 2003	—	89
2004 Discontinued Operations NOI	—	656
Discontinued Operations Deprec/Amortization	—	(203)
Discontinued Ops Interest Expense	—	(240)

Income from Continuing Operations before Extraordinary Items, Minority Interest and Discontinued Operations, per corresponding 10-K or 10-Q	14,801	13,857

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees). The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

1Q04	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389				$13,389
Earnings per Share
- Basic	$0.52	$0.16	$0.26	$0.37	$1.30	$0.50				$0.50
growth	-13.1%	-84.2%	-51.5%	-23.8%	-50.4%	-3.5%				-3.8%
- Diluted	$0.52	$0.16	$0.26	$0.37	$1.29	$0.50				$0.50
growth	-13.8%	-84.0%	-51.1%	-23.4%	-50.0%	-4.8%				-3.8%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389				$13,389
Minority Int. in CRLP (Cont & Disc)	5,512	1,634	2,729	3,770	13,645	5,202				5,202

Total	17,621	5,441	9,539	13,573	46,174	18,591				18,591
Adjustments — Consolidated
Depreciation — Real Estate	19,381	19,807	19,597	20,221	79,006	20,728				20,728
Amortization — Real Estate	1,125	1,018	1,035	1,188	4,367	1,399				1,399
Extraordinary (Income)/Loss		—	—	—	—	—				—
’-’:(Gain)/Loss-Sale of Prop	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)				(10,393)
’+’:Gain/(Loss)-Undeprec Prop	151	2,004	3,836	2,050	8,040	1,008				1,008
Strt Line Rents (Prior to 2003)	—	—	—	—	—	—				—
Marketing Fees (Prior to 2003)	—	—	—	—	—	—				—

Total Adjustments — Cons.	11,001	20,552	19,976	21,423	72,951	12,742				12,742
Adjustments — Unconsolidated
Depreciation — Real Estate	940	939	963	1,000	3,844	1,041				1,041
Amortization — Real Estate	32	23	14	15	83	16				16
Extraordinary (Income)/Loss	—	—	—	—	—	—				—
’-’:(Gain)/Loss-Sale of Prop	—	—	—	—	—	—				—
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—				—
Strt Line Rents (Prior to 2003)	—	—	—	—	—	—				—

Total Adjustments — Uncons.	972	962	978	1,015	3,927	1,057				1,057

Funds from Operations	$29,594	$26,955	$30,492	$36,011	$123,052	$32,390				$32,390

FFO Per Share
- Basic	$0.88	$0.78	$0.84	$0.98	$3.47	$0.87				$0.87
growth	-2.7%	-15.4%	-10.8%	-9.9%	-9.7%	-0.1%				-0.1%
- Diluted	$0.87	$0.77	$0.83	$0.97	$3.45	$0.87				$0.87
growth	-2.6%	-15.2%	-10.7%	-10.3%	-9.6%	-0.6%				-0.6%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

1Q04	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Price per Share (End of Period)	$33.08	$35.19	$36.03	$39.60		$40.80
Dividend Per Share	$0.665	$0.665	$0.665	$0.665	$2.660	$0.67				$0.67
Dividend Yield (End of Period)	8.0%	7.6%	7.4%	6.7%		6.6%
Payout
Dividend/EPS — Diluted	127.9%	415.6%	255.8%	179.7%	206.2%	135.3%				134.0%
Dividend/FFO — Diluted	76.4%	86.3%	80.0%	68.4%	77.1%	77.4%				77.4%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

Shares
Basic — Weighted Avg	23,236	24,312	26,002	26,267	24,965	26,670	26,670
Diluted — Weighted Avg	23,405	24,562	26,275	26,666	25,232	27,045	27,045
Outstanding (End of Period)	23,529	25,882	26,116	26,395		26,933
Units
Weighted Avg	10,576	10,420	10,420	10,390		10,361
Outstanding (End of Period)	10,420	10,420	10,420	10,361		10,361
Shares & Units
Basic — Weighted Avg	33,812	34,732	36,421	36,657	35,416	37,031	37,031
Diluted — Weighted Avg	33,981	34,982	36,695	37,055	35,682	37,406	37,406
Outstanding (End of Period)	33,949	36,302	36,535	36,756		37,294

SEGMENT DATA SUMMARY *(1)

Same-Property Portfolio *(2)
Divisional Revenues	81,488	83,639	81,798	86,633	333,559	81,950	81,950
Divisional Expenses	25,485	26,386	26,803	25,997	104,671	25,783	25,783

Divisional NOI	56,003	57,253	54,996	60,637	228,888	56,167	56,167

Divisional NOI Margin	68.7%	68.5%	67.2%	70.0%	68.6%	68.5%	68.5%
growth *(3)	-2.4%	-4.8%	-4.6%	0.0%	-2.9%	0.3%	0.3%
Same-Property without Terminations
Lease Terminations	(636)	(2,412)	(261)	(193)	(3,503)	(491)	(491)

Divisional NOI w/o Term.	55,366	54,841	54,734	60,443	225,385	55,676	55,676

growth w/o terminations	-2.9%	-4.0%	-1.6%	1.2%	-1.8%	0.6%	0.6%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120	89,120
Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746	28,746

Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375	60,375

Divisional NOI Margin	68.0%	67.6%	66.6%	69.1%	67.8%	67.7%	67.7%
growth	5.7%	5.9%	-2.1%	-1.2%	1.9%	3.3%	3.3%

SAME-PROPERTY RESULTS

TOTAL PORTFOLIO RESULTS

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

1Q04	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04

Revenues
Divisional Same-Property Revenues
Multifamily	23,181	23,786	24,186	24,116	95,270	24,083				24,083
Office	22,360	24,872	22,421	22,548	92,201	22,177				22,177
Retail	35,947	34,981	35,191	39,969	146,088	35,691				35,691

Total Same-Property	81,488	83,639	81,798	86,633	333,559	81,950				81,950
Less: Unconsolidated	(3,007)	(3,024)	(3,039)	(3,537)	(12,607)	(3,161)				(3,161)

Same-Prop Rev, Cons.	78,481	80,615	78,759	83,096	320,952	78,789				78,789

Divisional Non Same-Property Revenues
Multifamily	1,224	803	816	837	3,680	2,466				2,466
Office	309	252	263	427	1,251	1,839				1,839
Retail	2,889	2,469	2,380	2,978	10,716	2,865				2,865

Total Non-Same Property	4,423	3,523	3,460	4,242	15,648	7,170				7,170

Less: Unconsolidated	(920)	(903)	(907)	(905)	(3,635)	(902)				(902)

Non Same-Prop Rev, Cons.	3,503	2,620	2,553	3,337	12,013	6,268				6,268

Divisional Total Revenues
Multifamily	24,406	24,589	25,002	24,953	98,949	26,548				26,548
Office	22,669	25,124	22,685	22,975	93,452	24,016				24,016
Retail	38,836	37,450	37,571	42,947	156,805	38,556				38,556

Total Divisional Revenues	85,911	87,162	85,258	90,875	349,206	89,120				89,120
Less: Uncons. Revenues	(3,927)	(3,927)	(3,946)	(4,442)	(16,242)	(4,063)				(4,063)
2003 Discontinued Operations	(844)	(71)	(74)	(6)	(995)	—				—
2004 Discontinued Operations	(902)	(878)	(898)	(924)	(3,602)	(714)				(714)
Unallocated Corporate Rev	982	1,570	1,241	812	4,605	1,305				1,305

Cons. Rev, adj -’04 Disc Ops	81,220	83,856	81,581	86,315	332,972	85,648				85,648

Add: Add’l 2003 Disc Ops Rev	137	71	4	—	212	—				—
Add: Add’l 2004 Disc Ops Rev	902	878	898	325	3,003	—				—

Total Cons. Rev, per 10-Q / K	82,259	84,805	82,483	86,640	336,187	85,648				85,648

Divisional Revenue is defined as total property revenues, including unconsolidated partnerships and joint ventures. The Company believes Total Divisional Revenue (and other revenue measures aggregating segment data) is useful to investors as a meaningful indicator of property operating performance and current market conditions affecting the Company. Additionally, Divisional Revenue is an integral component in calculating Divisional NOI which follows.

1Q04	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04

Expenses
Divisional Same-Property Expenses
Multifamily	8,525	9,023	9,306	8,501	35,355	9,169				9,169
Office	6,514	6,689	6,692	6,643	26,538	6,495				6,495
Retail	10,446	10,674	10,805	10,852	42,777	10,119				10,119

Total Same-Property	25,485	26,386	26,803	25,997	104,671	25,783				25,783
Less: Unconsolidated	(1,176)	(1,233)	(1,290)	(1,308)	(5,007)	(1,239)				(1,239)

Same-Prop Exp, Cons.	24,309	25,153	25,513	24,689	99,664	24,544				24,544

Divisional Non Same-Property Expenses
Multifamily	556	403	368	377	1,704	1,204				1,204
Office	271	281	247	289	1,088	520				520
Retail	1,177	1,204	1,086	1,397	4,863	1,238				1,238

Total Non-Same Property	2,004	1,888	1,701	2,063	7,656	2,962				2,962
Less: Unconsolidated	(482)	(483)	(457)	(457)	(1,879)	(446)				(446)

Non Same-Prop Exp, Cons.	1,522	1,405	1,244	1,606	5,777	2,516				2,516

Divisional Total Expenses
Multifamily	9,081	9,427	9,674	8,878	37,060	10,373				10,373
Office	6,786	6,970	6,938	6,932	27,626	7,015				7,015
Retail	11,623	11,877	11,891	12,249	47,640	11,357				11,357

Total Divisional Expenses	27,489	28,274	28,503	28,060	112,326	28,746				28,746
Less: Uncons. Expense	(1,658)	(1,716)	(1,747)	(1,765)	(6,886)	(1,685)				(1,685)
2003 Discontinued Operations	(275)	(86)	(36)	(14)	(411)	—				—
2004 Discontinued Operations	(246)	(269)	(269)	(262)	(1,046)	(251)				(251)
Other Expense	—	—	35	—	35	28				28

Total Property Operating Exp	25,310	26,203	26,486	26,019	104,018	26,838				26,838
General & Administrative Exp	4,803	5,262	4,936	4,480	19,481	5,460				5,460
Depreciation	19,312	19,948	20,317	20,313	79,890	20,836				20,836
Amortization	1,963	1,940	1,938	1,887	7,728	2,557				2,557

Cons. Exp, adj -’04 Disc Ops	51,388	53,353	53,677	52,699	211,117	55,691				55,691

Add: Add’l 2003 Disc Ops Exp	48	58	16	11	133	—				—
Add’l 2004 Disc Ops Exp	246	269	269	262	1,046	—				—
Add’l 2003 Disc Depr/Amort	16	64	10	1	91	—				—
Add’l 2004 Disc Depr/Amort	187	182	183	178	234	—				—

Total Cons. Exp, per 10-Q / K	51,885	53,926	54,155	53,151	212,621	55,691				55,691

Divisional Expense is defined as real estate expenses, (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees), including unconsolidated partnerships and joint ventures.

The Company believes Total Divisional Expense (and other expense measures aggregating segment data) is useful to investors as a meaningful indicator of property operating expenses. Additionally, Divisional Expense is an integral component in calculating Divisional NOI which follows.

1Q04	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

SEGMENT DATA & RECONCILIATION (CONT’D)

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
Net Operating Income (NOI)
Divisional Same-Property NOI
Multifamily	14,656	14,763	14,880	15,615	59,914	14,914				14,914
Office	15,846	18,183	15,730	15,905	65,663	15,682				15,682
Retail	25,501	24,307	24,386	29,117	103,311	25,572				25,572

Total Same-Property	56,003	57,253	54,996	60,637	228,888	56,167				56,167
Less: Unconsolidated	(1,831)	(1,791)	(1,749)	(2,229)	(7,600)	(1,922)				(1,922)

Same-Prop NOI, Cons.	54,172	55,462	53,247	58,408	221,288	54,245				54,245

Divisional Non Same-Property NOI
Multifamily	669	399	448	460	1,976	1,261				1,261
Office	38	(29)	17	138	163	1,320				1,320
Retail	1,712	1,265	1,294	1,581	5,853	1,627				1,627

Total Non-Same Property	2,419	1,635	1,759	2,179	7,992	4,207				4,207
Less: Unconsolidated	(438)	(420)	(450)	(448)	(1,756)	(456)				(456)

Non Same-Prop NOI, Cons.	1,981	1,215	1,309	1,731	6,236	3,751				3,751

Divisional Total NOI

Multifamily	15,325	15,162	15,328	16,075	61,890	16,175				16,175
Office	15,884	18,154	15,746	16,042	65,826	17,001				17,001
Retail	27,213	25,572	25,680	30,698	109,164	27,198				27,198

Total Divisional NOI	58,422	58,888	56,755	62,815	236,880	60,375				60,375
Less: Uncons. NOI	(2,269)	(2,211)	(2,199)	(2,677)	(9,356)	(2,378)				(2,378)
2003 Discontinued Operations	(569)	15	(38)	8	(584)	—				—
2004 Discontinued Operations	(656)	(609)	(629)	(662)	(2,556)	(463)				(463)
Unallocated Corporate Rev	982	1,570	1,241	812	4,605	1,305				1,305
Other Expense	—	—	(35)	—	(35)	(28)				(28)
G&A Expenses	(4,803)	(5,262)	(4,936)	(4,480)	(19,481)	(5,460)				(5,460)
Depreciation	(19,312)	(19,948)	(20,317)	(20,313)	(79,890)	(20,836)				(20,836)
Amortization	(1,963)	(1,940)	(1,938)	(1,887)	(7,728)	(2,557)				(2,557)

Income from Operations	29,832	30,503	27,904	33,616	121,855	29,958				29,958
Total Other Income (Expense)	(16,278)	(14,540)	(13,264)	(14,520)	(58,602)	(15,157)				(15,157)

Income from Contin’g Ops *(1)	13,554	15,963	14,640	19,096	63,253	14,801				14,801

Add: 2003 Disc Ops NOI	89	13	(12)	(11)	79	—				—
2004 Disc Ops NOI	656	609	629	63	1,957	—				—
Disc Ops Deprec/Amort	(203)	(246)	(193)	(179)	(821)	—				—
03 & 04 Disc Ops Int Exp	(239)	(256)	(197)	(16)	(708)	—				—

Inc from Cont *(1), per 10-Q / K	13,857	16,083	14,867	18,953	63,760	14,801				14,801

Divisional NOI is defined as total property revenues, including unconsolidated partnerships and joint ventures, less real estate expenses (such items as repairs and maintenance, payroll, utilities, property taxes, insurance, advertising, management fees).

The Company believes Total Divisional NOI (and other NOI measures aggregating segment data) is useful to investors as a meaningful indicator of property level operating performance and current market conditions affecting the Company . Additionally, the Company also believes Total Divisional NOI (and such other NOI measures) is useful to investors because NOI is commonly used industry-wide to evaluate and compare property level operating results of real estate companies, allowing investors to view the Company in comparison to these other real estate companies. The Company cautions investors that other real estate companies may calculate Total Divisional NOI on a basis different than the Company. In addition, Total Divisional NOI (and such other NOI measures) should not be viewed as a substitute measure of performance for GAAP income from continuing operations or other applicable GAAP performance measures.

Quarterly NOI from Properties Not Stabilized in that Quarter
Properties in Lease-up or CIP	1,122	683	501	313	(28)
Acquisitions	—	—	—	135	226

Notes:

(1)	Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.

1Q04	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVISIONAL NOI BREAKOUT: BY SECTOR & MARKET

MULTIFAMILY DIVISIONAL NOI

OFFICE DIVISIONAL NOI

RETAIL DIVISIONAL NOI

TOTAL DIVISIONAL NOI *(1)

Notes:

(1) See Segment Data and Reconciliation beginning on Page 10.

1Q04	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Net Income to Common S/H	$12,109	$3,807	$6,810	$9,803	$32,529	$13,389				$13,389
Consolidated
Minority Interest	5,512	1,634	2,729	3,770	13,645	5,202				5,202
(Inc)/Loss - Uncons. Assets	(88)	(181)	(29)	(468)	(767)	(258)				(258)
ITDA from Disc Ops *(1)	194	—	—	117	311	—				—
Preferred Dividends	6,110	6,192	5,942	5,914	24,157	5,751				5,751
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—				—
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473				16,473
Income Tax Expense	(181)	(167)	505	35	192	20				20
Depreciation & Amortization	21,476	21,805	21,848	22,508	87,637	23,545				23,545
(Gain)/Loss on Sale (Cont & Disc)	(9,657)	(2,277)	(4,492)	(2,036)	(18,463)	(10,393)				(10,393)
Gain/(Loss)-Undeprec Prop *(2)	151	2,004	3,836	2,050	8,040	1,008				1,008

EBITDA from Consolidated Props	52,202	54,452	54,072	58,563	219,289	54,737				54,737

Unconsolidated
Reverse: Inc/(Loss) - Uncons.	88	181	29	468	767	258				258
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057				1,057
Income Tax Expense	—	—	—	—	—	—				—
Depreciation & Amortization	1,129	843	996	1,134	4,102	1,079				1,079
(Gain)/Loss on Sale of Prop	—	—	—	—	—	—				—

EBITDA	$54,618	$56,676	$56,291	$61,357	$228,941	$57,131				$57,131

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,022	$1,504	$1,270	$992	$4,788	$1,123				$1,123
Percentage Rents	571	601	743	1,878	3,793	681				681
Lease Terminations	636	2,412	261	193	3,503	491				491
Straight Line Rents	1,051	626	810	808	3,294	1,528				1,528
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473				16,473
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533				1,533
Debt - Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370				1,370
Preferred Dividend Payments	6,110	6,192	5,942	5,914	24,157	5,751				5,751
Preferred Share Issuance Costs	—	4,451	—	—	4,451	—				—
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143				1,143
Amort of Stock Compensation	340	326	322	308	1,296	214				214
Unconsolidated *(5)
Straight Line Rents	42	40	22	50	154	45				45
Interest Expense	1,199	1,200	1,193	1,191	4,783	1,057				1,057
Capitalized Interest	—	—	—	—	—	—				—
Debt — Principal Reductions	176	151	132	143	602	400				400
Amort of Deferred Finan’g Costs	19	19	19	19	76	22				22

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

1Q04	- 14 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.7	1.7	1.6	1.9	1.7	1.7				1.7
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.3	1.2	1.4	1.3	1.3				1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	18,218	14,450	12,752	15,717	61,137	19,140				19,140
Discontinued Operations:
Minority Interest in CRLP	3,088	—	176	150	3,414	2,670				2,670
Gain on Disposal	(9,627)	—	(575)	(388)	(10,590)	(9,391)				(9,391)
CRLP Min Int. - Common U/H	2,424	1,634	2,553	3,620	10,231	2,532				2,532
Gains from Sales of Property	(30)	(2,277)	(3,917)	(1,648)	(7,873)	(1,002)				(1,002)
Income Tax Expense	(181)	(167)	505	35	192	20				20
Income from Ptly-Owned Entities	(85)	(5)	(36)	(482)	(608)	(249)				(249)

	13,808	13,635	11,458	17,004	55,904	13,720				13,720
Amort of Interest Capitalized	400	400	400	400	1,600	500				500
Capitalized Interest	(1,327)	(1,389)	(1,444)	(1,416)	(5,576)	(1,533)				(1,533)
Distrib from Ptly-Owned Entities	615	1,420	1,073	636	3,744	688				688
Fixed Charges, from below	18,614	19,367	19,144	19,100	76,225	19,149				19,149

Earnings	32,110	33,432	30,630	35,723	131,896	32,524				32,524

Fixed Charges
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473				16,473
Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533				1,533
Amort of Deferred Finan’g Costs	711	794	775	813	3,093	1,143				1,143
Distrib to Series B Pfd Unitholders	—	—	—	—	—	—				—

Total	18,614	19,367	19,144	19,100	76,225	19,149				19,149

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B, C & D	6,110	6,192	5,942	5,914	24,157	5,751				5,751

Total	24,724	25,559	25,086	25,014	100,382	24,900				24,900

Supplemental Coverage Ratios
Interest Coverage *(1)	3.1	3.1	3.1	3.4	3.2	3.3				3.3
Fixed Charge Coverage *(2)	2.1	2.2	2.2	2.4	2.2	2.3				2.3
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.1				2.1

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies.

Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	16,576	17,184	16,925	16,871	67,556	16,473				16,473
Interest Exp. - Unconsolidated	1,199	1,200	1,193	1,191	4,783	1,057				1,057

Total Interest Expense	17,775	18,384	18,117	18,062	72,339	17,530				17,530

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,192	5,942	5,914	24,157	5,751				5,751
Debt Principal Amortization	1,454	1,354	1,367	1,363	5,538	1,370				1,370
Debt Prin Amort - Uncons’d	176	151	132	143	602	400				400

Total Fixed Charges	25,515	26,081	25,558	25,482	102,636	25,051				25,051

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	1,327	1,389	1,444	1,416	5,576	1,533				1,533
Cap Interest - Unconsolidated	—	—	—	—	—	—				—

Total Fixed Charges w/ Cap Int	26,842	27,470	27,002	26,898	108,212	26,584				26,584

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

1Q04	- 15 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

INVESTMENT ACTIVITY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Acquisition of Properties
Multifamily	—	—	—	59,350	59,350	—				—
Office	—	—	—	18,912	18,912	13,100				13,100
Retail	—	—	—	—	—	—				—

Acquisitions	—	—	—	78,262	78,262	13,100				13,100
Other Assets & Debt Assumed	—	—	—	(790)	(790)	36				36

Acq, net - Cons. Assets	—	—	—	77,472	77,472	13,136				13,136

Development Expenditures
Multifamily	726	2,326	404	11,264	14,721	2,800				2,800
Office	2,169	795	994	1,965	5,924	3,369				3,369
Retail	3,990	13,310	22,359	22,917	62,576	14,428				14,428
Other (mixed-use, infrastruct)	295	466	892	—	1,653	126				126

Total, incl subs	7,181	16,897	24,650	36,146	84,873	20,723				20,723
Less: Non-Cash Allocations & Other	—	(2,139)	—	—	(2,139)	—				—
Less: Infrastructure Reimbursement from City/Cty	(3,457)	(2,290)	(2,595)	(1,836)	(10,178)	(1,399)				(1,399)
Less: Uncons. /Other *(1)	—	—	—	—	—	—				—

Development, Cons. Assets	3,724	12,468	22,055	34,310	72,556	19,324				19,324

(1) Includes items reclassified to other cash flow investing activities.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	13,800	—	—	—	13,800	—				—
Office	—	—	3,033	—	3,033	—				—
Retail	17,100	—	—	—	17,100	21,250				21,250
Land and other	631	2,123	6,388	14,890	24,031	2,344				2,344

Total, incl subs	31,531	2,123	9,421	14,890	57,964	23,594				23,594
Selling Costs	(797)	(87)	(236)	(761)	(1,881)	(62)				(62)
Outparcels/Land	—	—	—	—	—	(98)				(98)
Less: Uncons. Assets - net	—	—	—	—	—	—				—

Sales, Net - Cons. Assets	30,734	2,035	9,185	14,129	56,083	23,434				23,434

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures.

The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company.

Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

1Q04	- 16 -	NYSE:CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

CAPITAL EXPENDITURES

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Regular Maintenance
Multifamily	1,088	1,553	1,425	1,336	5,402	1,554				1,554
Office	524	272	376	301	1,473	396				396
Retail	621	613	669	1,145	3,048	416				416

Total Regular Maintenance	2,233	2,438	2,470	2,782	9,923	2,366				2,366
Less: Uncons.	(209)	(216)	(29)	(21)	(475)	(30)				(30)

Reg. Maint., Cons.	2,024	2,222	2,441	2,761	9,448	2,336				2,336

Revenue-Enhancing
Multifamily	51	50	43	5	149	11				11
Office	—	—	—	—	—	—				—
Retail	334	929	471	734	2,468	94				94

Total Rev-Enhancing	385	979	514	739	2,617	105				105
Less: Uncons.	(1)	(110)	—	(1)	(112)	—				—

Rev-Enhanc, Cons.	384	869	514	738	2,505	105				105

Administrative
Multifamily	6	25	16	1	48	14				14
Office	70	5	—	—	75	9				9
Retail	18	190	5	35	248	3				3
Corporate	1,452	10	32	103	1,597	138				138

Total Administrative	1,546	230	53	139	1,968	164				164
Less: Uncons.	—	—	—	—	—	—				—

Admin., Cons.	1,546	230	53	139	1,968	164				164

Total Capital Expenditures	4,164	3,647	3,037	3,660	14,508	2,635				2,635
Less: Uncons.	(210)	(326)	(29)	(22)	(587)	(30)				(30)

Capital Exp., Cons.	3,954	3,321	3,008	3,638	13,921	2,605				2,605

See Note Under Investment Activity, page 16.

TENANT IMPROVEMENTS & LEASING COMMISSIONS

Tenant Improvements
Multifamily	—	—	—	—	—	—				—
Office	3,220	2,058	1,373	1,976	8,627	1,143				1,143
Retail	1,545	3,384	474	2,450	7,853	600				600

Total Tenant Improvements	4,765	5,442	1,847	4,426	16,480	1,743				1,743
Less: Uncons.	(71)	(68)	(4)	(178)	(321)	(4)				(4)
Add: TI — Developments	2,368	129	6,689	973	10,159	2,612				2,612

Consolidated	7,062	5,503	8,532	5,221	26,318	4,351				4,351

Leasing Commissions
Multifamily	—	—	—	—	—	—				—
Office	505	543	1,055	593	2,696	779				779
Retail	255	347	418	868	1,888	284				284

Total Leasing Comissions	760	890	1,473	1,461	4,584	1,063				1,063
Less: Uncons.	(22)	(59)	(35)	(112)	(228)	(26)				(26)

Consolidated	738	831	1,438	1,349	4,356	1,037				1,037

See Note Under Investment Activity, page 16.

1Q04	- 17 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate - Trends
($ in 000s, except per share data)

DEBT SUMMARY: CORPORATE & PERCENT OF SUBSIDIARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Unsecured/Secured
Unsecured Line of Credit	$213,648	$32,860	$42,261	$205,935	15%	$214,810				16%
Unsecured Other	645,396	742,873	742,952	693,031	51%	693,110				51%
Secured	460,055	455,195	448,988	447,477	33%	449,927				33%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847				100%

Less: Secured — Uncons Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438

Fixed/Floating
Fixed Rate Debt	1,009,872	1,059,479	1,066,172	1,023,052	76%	944,676				70%
Floating Rate Debt — Capped	89,380	88,844	88,294	87,732	7%	87,164				6%
Floating Rate Debt	219,847	82,606	79,735	235,660	18%	326,007				24%

Total Debt	1,319,100	1,230,928	1,234,201	1,346,443	100%	1,357,847				100%

Less: Unconsolidated Debt	(78,116)	(78,862)	(78,726)	(78,578)		(82,409)

Total Consolidated Debt	1,240,984	1,152,066	1,155,475	1,267,865		1,275,438

Tax-Exempt Debt	$50,475	$50,475	$50,468	$50,463		$50,475

The unconsolidated indebtedness data are comprised of the Company’s percentage of indebtedness, which is calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes consolidated indebtedness together with unconsolidated indebtedness is useful to investors in evaluating the Company’s level of debt obligations and corresponding leverage to total market capitalization, providing investors with a comparable measure used in the Company’s industry.

TOTAL MARKET CAPITALIZATION

Consolidated Debt	$1,186,310	$1,183,361	$1,260,791	$1,262,193		$1,275,438
Uncons Debt (Sub Props)	71,607	75,938	77,901	78,301		82,409

Total Debt	1,257,917	1,259,299	1,338,692	1,340,494		1,357,847
Preferred Stock
8.75% Series A	125,000	125,000	125,000	—		—
7.25% Series B (Units)	100,000	100,000	100,000	100,000		100,000
9.25% Series C	50,000	50,000	50,000	50,000		50,000
8.125% Series D	—	—	—	125,000		125,000

Total Preferred Stock	275,000	275,000	275,000	275,000		275,000
Series B was repriced in 1Q04 from 8.875%
Market Equity (Shares & Units)	1,123,033	1,277,467	1,316,368	1,455,524		1,521,609

Total Market Capitalization	2,655,950	2,811,766	2,930,060	3,071,018		3,154,456

Debt / Total Market Cap’n	47%	45%	46%	44%		43%

TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR

TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

1Q04	- 18 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

CURRENT DEVELOPMENT PIPELINE: DETAIL

Significant Projects Under Construction

						Development Costs
		Units / SF-in 000s			Property Stabilized		Thru				1Q05
	Location	Total	Deliv’d	Leased	Date	Total	1Q04	2Q04	3Q04	4Q04	& Aft
In Construction in Progress
Multifamily
CG at Mallard Creek	Charlotte, NC	252			3Q05	19.4	4.6	2.4	4.3	3.3	4.8
CG at Silverado	Austin, TX	238			3Q05	20.0	3.8	2.5	3.1	4.0	6.6
CV Twin Lakes	Orlando, FL	460			2Q06	35.0	12.5	5.0	5.6	3.5	8.4
Retail
CP Trussville, Phase II	Birmingham, AL	59		53	3Q04	8.4	7.5	0.8	0.1	—	—
Mixed-Use
Colonial TownPark	Orlando, FL	*(1)			1Q05	13.5	4.9	5.8	1.7	0.8	0.3
Redevelopment
CM Myrtle Beach	Myrtle Beach, SC	530		*(2)	2Q05	28.6	7.5	4.9	5.8	2.5	7.9
Colonial Univ. Village	Auburn, AL	555		*(4)	1Q06	19.1	12.2	4.9	1.3	—	0.7

Total Significant Projects, in CIP						144.0	53.0	26.3	21.9	14.1	28.7

Reconciliation to Construction-in-Progress
Dollars Invested in Significant Projects, in CIP							53.0
Misc (Infrastructure and Misc Construction)							19.1	* Predevelopment and other.
Land Inventory							45.3	* Raw and improved land.

Total Construction In Progress							117.3

Transferred to Operating Assets
Office
CC 200 at TownPark	Orlando, FL	155	155	146	3Q04	22.8	21.6	0.7	0.4	—	0.1
Retail
CS Clay	Birmingham, AL	66		*(3)	1Q04	4.3	4.3	.	—	—	—
Mixed-Use
Colonial TownPark -Completed Retail	Orlando, FL	*(1)		129	1Q05	29.4	29.4	—	—	—	—

Total Significant Projects, Transferred						56.5	55.3	0.7	0.4	—	0.1

1Q04	- 19 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Investment Activity
($ in MMs)

SIGNIFICANT PROPERTY ACQUISITIONS

					Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	*(5)
2003
Multifamily
Colonial Grand at Metrowest	Orlando, FL	Dec-03	311	$26.0
Colonial Village at Quarry Oaks	Austin, TX	Dec-03	533	33.4

				59.4	7.1%
DRA Properties (10% of 3 props)	Birmimgham, AL	Dec-03	109	6.2	6.5%
Office
Colonial Center Research Place	Huntsville, AL	Dec-03	273	18.9	14.5%	Nat’l Missile Def., Lockheed Martin

Total				$84.5	8.7%

2004
Multifamily
Colonial Grand at Arringdon	Raleigh/Durham, NC	Apr-04	320	$26.8	6.3%	* Closed Post Quarter End
Office
DRS Building	Huntsville, AL	Feb-04	216	13.1	11.7%	DRS Technologies
Retail						* Closed Post Quarter End
Kingwood Commons	Houston, TX	Apr-04	165	35.1	6.4%	Randalls Grocery

Total				$75.0	7.3%

SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Major Tenants
			(SF-000s)	($ mm)	*(5)
2003
Multifamily
Colonial Grand at Citrus Park	Tampa, FL	Mar-03	176	$13.8	7.6%
Office
2100 International Park	Birmingham, AL	Sep-03	29	3.0	8.0%
Retail
Colonial Promenade Bardmoor	St. Petersburg, FL	Mar-03	152.6	17.1	7.5%	Publix, Eckerds & Bealls

Total				$33.9	7.6%

2004
Multifamily
Office
Retail
Colonial Promenade University Park I	Orlando, FL	Mar-04	215.6	21.3	8.6%	Albertson’s, Books-A-Million

Total				$21.3	8.6%

Notes:

(1)	79 multifamily units (12 over retail, 67 freestanding), 35,000 sf of office space, and 147,000 sf of retail space.

(2)	Redevelopment adding approx. 35,000 new sf. Pre-leased new Bass Pro.

(3)	Renovation of center and redevelopment of 45,000 new sf. Pre-leased new Publix Super Market.

(4)	Redevelopment adding approx 180,000 new sf.

(5)	Projected 12 month property NOI divided by acquisition/disposition price.

1Q04	- 20 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
($ in 000s)

UNCONSOLIDATED PARTNERSHIPS & JOINT VENTURE SUMMARY

				Units /	CLP
Property	Location		Property Type	SF-000s	% Own	Sec’d Debt	Equity Invest
Orlando Fashion Square	Orlando	FL	Retail	1,070	50%	$31,647	$19,518
Parkway City Mall	Huntsville	AL	Retail	630	45%	28,622	11,695
Colonial Promenade Madison	Huntsville	AL	Retail	111	25%		2,336
Colonial Promenade Hoover	Birmingham	AL	Retail	155	10%	1,753	48
Land Title Building	Birmingham	AL	Office	32	33%	501	—
CMS Joint Venture I - 6 Properties
Colonial Grand at Barrington	Macon	GA	Multifamily	176	15%
Colonial Grand at Mountain Brook	Birmingham	AL	Multifamily	392	15%
Colonial Grand at Ponte Vedra	Jacksonville	FL	Multifamily	240	15%
Colonial Village at Cahaba Heights	Birmingham	AL	Multifamily	125	15%
Colonial Village at River Hills	Tampa	FL	Multifamily	776	15%
Colonial Village at Stockbridge	Stockbridge	GA	Multifamily	240	15%

				1,950		10,774	1,849
CMS Joint Venture II - 4 Properties
Colonial Grand at Inverness Lakes	Mobile	AL	Multifamily	312	15%
Colonial Village at Inverness Lakes	Mobile	AL	Multifamily	186	15%
Colonial Village at Hillwood	Montgomery	AL	Multifamily	160	15%
Colonial Village at Rocky Ridge	Birmingham	AL	Multifamily	226	15%

				885		4,880	652
DRA
Colony Woods	Birmingham	AL	Multifamily	414	10%
Meadows of Brook Highland	Birmingham	AL	Multifamily	400	10%
Madison at Shoal Run	Birmingham	AL	Multifamily	276	10%

				1,090		4,231	2,287
Other Unconsolidated Investments						—	(33)

Total Investments in Unconsolidated Subsidiaries						$82,409	$38,352

1Q04	- 21 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

COMMON SHARES	CUSIP: 195872-10-6

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	03/31/04
Common Shares	CLP	$23.19	$26.06	$31.15	$33.94	$39.60	$40.80
Annual Growth		-12.9%	12.4%	19.5%	9.0%	16.7%	3.0%
Dividend per Share		$2.32	$2.40	$2.52	$2.64	$2.66	$2.68
Annual Growth		5.5%	3.4%	5.0%	4.8%	0.8%	0.8%
Yield on End of Period Price		10.0%	9.2%	8.1%	7.8%	6.7%	6.6%
Total Annual Return		-4.2%	22.7%	29.2%	17.4%	24.5%	9.8%

ANNUAL DIVIDEND / SHARE GROWTH

TOTAL RETURN - ANNUAL	TOTAL RETURN COMPARISON

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

1Q04	- 22 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 8.75% SERIES A	- REDEEMED	CUSIP: 195872-20-5

Issue Date	11/6/1997	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $Issued	$125 MM
Redeemable	11/6/2002	Dividend $/Share	$2.1875
- Redeem Price	$25.00	Yield on Face Value	8.75%
Redeemed	5/7/2003

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	03/31/04
Preferred Shares	CLPPRA	$17.69	$20.75	$25.00	$25.03
Dividend History
Annual Dividend		$2.19	$2.19	$2.19	$2.19
Yield on End of Period Price		12.37%	10.54%	8.75%	8.74%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME (5-YEAR)

PREFERRED UNITS 8.875% SERIES B	Issued By CRLP (Partnership)

Privately Placed Perpetual Preferred Issue - Not Traded
Repriced & Extended in February 2004 - (old rate of 8.875%, Redeemable 2/23/04)

Issue Date	2/23/1999	# of Shares Issued	2,000,000
- Issue Price	$50.00	Total $ Issue	$100 MM
Redeemable	2/24/2009	Dividend $/Share	$3.6250
- Redeem Price	$50.00	Yield on Face Value	7.250%

1Q04	- 23 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

PREFERRED SHARES 9.25% SERIES C	CUSIP: 195872-30-4

Issue Date	6/1/2001	# of Shares Issued	2,000,000
- Issue Price	$25.00	Total $ Issued	$50MM
Redeemable	6/1/2006	Dividend $/Share	$2.3125
- Redeem Price	$25.00	Yield on Face Value	9.25%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	03/31/04
Preferred Shares	CLPPRC			$25.65	$26.25	$26.82	$27.36
Dividend History
Annual Dividend				Partial Year	$2.31	$2.31	$2.31
Yield on End of Period Price				9.02%	8.81%	8.62%	8.45%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

DEP SHARES CUSIP: 195872-40-3
PREFERRED SHARES 8.125% SERIES D (DEPOSITARY SHARES)	PFD SH REP’D BY DEP SHARES CUSIP: 195872-50-2

Issue Date	4/30/2003	# of Shares Issued	5,000,000
- Issue Price	$25.00	Total $ Issued	$125MM
Redeemable	4/30/2008	Dividend $/Share	$2.0313
- Redeem Price	$25.00	Yield on Face Value	8.125%

	NYSE	Year-to-Date Ending
	Symbol	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	03/31/04
Preferred Shares	CLPPRD					$27.16	$17.44
Dividend History
Annual Dividend						Partial Year	$2.03
Yield on End of Period Price						7.48%	11.65%

TRADING ACTIVITY: CLOSING PRICE & AVG DAILY VOLUME

1Q04	- 24 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Equity Issues
Common & Preferred

TAX STATUS OF DIVIDENDS

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Common Shares - CLP
Ordinary Income	78.78%	79.42%	85.86%	77.79%	58.34%
Return of Capital	17.35%	8.16%	2.40%	22.21%	33.85%
Long-Term Capital Gain		4.74%	4.65%
Unrecaptured Section 1250 Gain	3.87%	7.68%	7.09%
25% Capital Gain					2.39%
20% Capital Gain					3.90%
15% Capital Gain					1.52%
Preferred Shares - CLPPRA
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares - CLPPRC
Ordinary Income	100%	100%	100%	100%	88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%
Preferred Shares - CLPPRD
Ordinary Income					88.18%
25% Capital Gain					3.62%
20% Capital Gain					5.91%
15% Capital Gain					2.29%

1Q04	- 25 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

PUBLIC RATINGS

Rating
			Senior Unsecured	Preferred
Fitch Ratings	Bill Travers	212-908-0304	BBB-	BB+
Moody’s Investor Services	Karen Nickerson	212-553-4924	Baa3	Ba1
Standard & Poor’s	Jim Fielding	212-438-2452	BBB-	BB+

QUARTERLY DEBT SUMMARY

	WITHOUT UNCONS. SUBSIDIARY DEBT				WITH UNCONS. SUBSIDIARY DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt *(1)%		Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$214,810	17%	1.8%	1.6	$214,810	16%	1.8%	1.6
Unsecured Other	693,110	54%	7.2%	4.5	693,110	51%	7.2%	4.5
Secured	367,518	29%	5.5%	8.5	449,927	33%	5.2%	7.7

Total Debt	$1,275,438	100%	5.8%	5.2	$1,357,847	100%	5.7%	5.1

Fixed/Floating
Fixed Rate Debt	$924,536	72%	7.2%	4.9	$944,676	70%	7.2%	4.9
Floating Rate Debt — Capped	87,164	7%	2.4%	7.7	87,164	6%	2.4%	7.7
Floating Rate Debt	263,738	21%	1.9%	5.4	326,007	24%	2.0%	5.0

Total Debt	$1,275,438	100%	5.8%	5.2	$1,357,847	100%	5.7%	5.1

Tax-Exempt Debt	48,475	4%	2.3%	22.2	50,475	4%	2.4%	22.4

Notes:

(1)	See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)

Amortization Schedule excludes the Revolving Line of Credit — due Nov-05

LINE OF CREDIT

	12/31/03	03/31/04	Interest Rate	Due	Remaining	Notes
Floating	$90,935	64,810	2.14%	11/22/05	1.6	A	U
Swapped to Fixed		—		11/22/05	1.6	F	U
Competitive Bid Option — Floating	65,000	150,000	1.72%	11/22/05	1.6	A	U
Competitive Bid Option — Swapped to Fixed	50,000	—	0.00%	11/22/05	1.6	F	U

Total Outstanding on LOC	$205,935	$214,810	1.85%		1.6

Notes:

•	The $320MM LOC has a $160MM Competitive Bid Option.

•	9 Banks participate in the LOC, led by SouthTrust: AmSouth, Branch Banking and Trust (BB&T), Compass, Comerica, PNC, US Bank, Wachovia, and Wells Fargo

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	At BBB-/Baa3: the interest rate is LIBOR + 105 bps, and the facility fee is 30 bps.

•	3-Year facility through November, 2005; with 1 1-year extension

1Q04	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: CONSOLIDATED

CUSIP	Issue Date	12/31/03	03/31/04	Interest Rate	Maturity Date	Remaining	Notes
Corporate
Revolving Line of Credit		$205,935	$214,810	1.85%	11/22/05	1.6		U
Land Loan		464	453	2.98%	09/30/04	0.5	A	S
Medium Term Notes
195896 AC 9	07/25/97	75,000	75,000	6.96%	07/26/04	0.3		U
195896 AG 0	08/09/99	25,000	25,000	8.19%	08/09/04	0.4		U
195896 AH 8	02/07/00	25,000	25,000	8.82%	02/07/05	0.9		U
195896 AD 7	08/06/97	25,000	25,000	6.96%	08/01/05	1.3		U
195896 AE 5	09/26/97	25,000	25,000	6.98%	09/26/05	1.5		U
195896 AN 5	12/20/01	10,000	10,000	7.46%	12/20/06	2.7		U
195896 AJ 4	02/29/00	20,000	20,000	8.80%	02/01/10	5.8		U
195896 AK 1	03/13/00	5,000	5,000	8.80%	03/15/10	6.0		U
195896 AM 7	12/26/00	10,000	10,000	8.05%	12/27/10	6.7		U
195896 AL 9	12/26/00	10,000	10,000	8.08%	12/24/10	6.7		U
Senior Unsecured Notes
195891 AB 2	07/15/96	65,000	65,000	8.05%	07/15/06	2.3		U
195891 AC 0	07/14/98	175,000	175,000	7.00%	07/14/07	3.3		U
195891 AD 8	08/09/02	100,000	100,000	6.99%	08/15/12	8.4		U
195891 AE 6	04/04/03	125,000	125,000	6.15%	04/15/13	9.0		U
Unamortized Discounts		(1,969)	(1,890)					U
Multifamily Properties
CG at Edgewater		21,277	21,209	6.81%	01/01/11	6.8		S
CG at Galleria		22,400	22,400	2.56%	06/15/26	22.2	C	S
CG at Galleria Woods		9,247	9,214	6.91%	07/01/09	5.3		S
CG at Hunter’s Creek		18,999	18,999	7.98%	06/30/10	6.3		S
CG at Hunter’s Creek		10,827	10,747	6.59%	06/30/10	6.3	F	S
CG at Madison		16,953	16,838	2.19%	08/01/11	7.3	B	S
CG at Natchez Trace (Ph I)		6,648	6,637	8.30%	09/01/35	31.4		S
CG at Natchez Trace (Ph II)		3,971	3,965	8.25%	02/01/37	32.9		S
CG at Promenade		22,196	22,124	6.81%	01/01/11	6.8		S
CG at Reservoir		8,379	8,327	2.47%	04/01/12	8.0	B	S
CG at Riverchase		19,972	19,837	2.19%	07/01/11	7.3	B	S
CG at Wesleyan *			11,740	7.49%	08/27/09	5.4		S
CV at Ashley Plantation		15,090	15,090	7.98%	06/30/10	6.3		S
CV at Ashley Plantation		9,065	8,998	6.59%	06/30/10	6.3	F	S
CV at Gainesville		25,978	25,816	2.47%	04/01/12	8.0	B	S
CV at Inverness		9,900	9,900	2.21%	06/15/26	22.2	C	S
CV at Lake Mary		14,100	14,100	7.98%	06/30/10	6.3		S
CV at Lake Mary		8,382	8,320	6.59%	06/30/10	6.3	F	S
CV at Research Park		12,775	12,775	2.16%	06/15/26	22.2	C	S
CV at Timothy Woods *		9,330	9,294	7.49%	09/01/09	5.4		S
CV at Trussville		16,449	16,347	2.47%	04/01/12	8.0	B	S
CV at Vernon Marsh		3,400	3,400	2.10%	07/01/26	22.3	C	S
Office Properties
Colonial Center 100 at Mansell Overlook		16,442	16,382	8.25%	01/10/08	3.8		S
Colonial Center Heathrow		31,852	31,638	7.39%	12/01/04	0.7		S
Colonial Center Heathrow		11,000	11,000	7.84%	12/01/04	0.7		S
Retail Properties
CP Montgomery		12,016	11,969	7.49%	09/01/06	2.4		S
CP University Park I *		11,785	—					S

Total Corporate Debt		$1,267,865	$1,275,438	5.80%		5.2

1Q04	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
($ in 000s)

DETAILED DEBT SCHEDULE: UNCONSOLIDATED SUBSIDIARY

	% Owned	12/31/03	03/31/04	Interest Rate	Maturity Date	Remaining	Notes
Multifamily Properties
Barrington, LLC (CG)	15.0%	$961	$958	7.60%	10/01/09	5.5		S
Cahaba Heights, LLC (CV)	15.0%	802	800	7.60%	10/01/09	5.5		S
Mountain Brook, LLC (CG)	15.0%	2,397	2,390	7.60%	10/01/09	5.5		S
Ponte Vedra, LLC (CG)	15.0%	1,335	1,331	7.60%	10/01/09	5.5		S
River Hills, LLC (CG)	15.0%	3,800	3,789	7.60%	10/01/09	5.5		S
Stockbridge, LLC (CV)	15.0%	1,511	1,507	7.60%	10/01/09	5.5		S
Hillwood, LLC (CV)	15.0%	500	500	2.44%	12/15/30	26.7	C	S
Hillwood, LLC (CV)	15.0%	299	297	7.80%	10/01/20	16.5		S
Inverness Lakes I, LLC (CV)	15.0%	600	600	2.47%	12/15/30	26.7	C	S
Inverness Lakes I, LLC (CV)	15.0%	329	327	7.80%	07/01/20	16.3		S
Inverness Lakes II, LLC (CV)	15.0%	1,977	1,971	8.11%	05/01/10	6.1		S
Rocky Ridge, LLC (CV)	15.0%	900	900	2.69%	12/15/30	26.7	C	S
Rocky Ridge, LLC (CV)	15.0%	289	286	7.74%	10/01/16	12.5		S
Colony Woods	10.0%		1,715	4.18%	11/04/08	4.6		S
Madison at Shoal Run	10.0%		980	4.18%	11/04/08	4.6		S
Meadows at Brook Highland	10.0%		1,536	4.18%	11/04/08	4.6		S
Office Properties
Land Title Building	33.3%	508	501	8.10%	02/01/15	10.8		S
Retail Properties
CP Hoover	10.0%	1,759	1,753	5.94%	01/11/13	8.8		S
Orlando Fashion Square	50.0%	31,825	31,647	2.59%	12/28/07	3.7	A	S
Parkway Place	45.0%	28,787	28,622	2.37%	12/20/04	0.7	A	S

Total Subsidiary Property Debt		$78,578	$82,409	3.54%		3.9

Total Corporate & Subsidiary Debt *(1)		$1,346,443	$1,357,847	5.67%		5.1

Notes:

(1) See Debt Summary: Corporate & Percent of Subsidiary and Total Market Capitalization on page 18 for reconciliation.

A Floating Rate Debt

B Floating Rate Debt — Capped

C Floating Rate Debt — Tax Exempt

D Floating Rate Debt — Swapped from Fixed Rate

E Fixed Rate Debt — Tax Exempt

F Fixed Rate Debt — Swapped from Floating Rate

    Debt without a notation is Fixed Rate Debt

U Unsecured Debt

S Secured Debt

1Q04	-28-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

MULTIFAMILY DIVISIONAL NOI *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	23,181	23,786	24,186	24,116	95,270	24,083				24,083
Divisional Expenses	8,525	9,023	9,306	8,501	35,355	9,169				9,169

Divisional NOI	14,656	14,763	14,880	15,615	59,914	14,914				14,914

Divisional NOI Margin	63.2%	62.1%	61.5%	64.7%	62.9%	61.9%				61.9%
NOI Growth *(3)	-8.2%	-4.7%	-5.9%	3.6%	-3.9%	1.8%				1.8%
NOI Growth — Sequential	-2.3%	0.9%	-0.2%	5.3%		-4.5%
Total Division Portfolio
Divisional Revenues *(3)	24,406	24,589	25,002	24,953	98,949	26,548				26,548
Divisional Expenses	9,081	9,427	9,674	8,878	37,060	10,373				10,373

Divisional NOI	15,325	15,162	15,328	16,075	61,890	16,175				16,175

Divisional NOI Margin	62.8%	61.7%	61.3%	64.4%	62.5%	60.9%				60.9%
NOI Growth	-17.9%	-12.1%	-6.3%	1.4%	-9.2%	5.5%				5.5%

Notes:

(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2) The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3) The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS

DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Multifamily Division			Same-Property
							Increase/(Decrease) from Prior Year Period
		# of Wtd	% of	% of	# of Wtd	% of	Current Quarter			Year-to-Date
		Units	Units	NOI	Units	Units	Rev	Exp	NOI	Rev	Exp	NOI
Birmingham	AL	3,274	25.3%	23.5%	3,054	26.4%	3.2%	3.5%	3.0%	3.2%	3.5%	3.0%
Huntsville	AL	1,572	12.2%	12.1%	1,572	13.6%	1.7%	3.4%	0.7%	1.7%	3.4%	0.7%
Jackson	MS	498	3.9%	4.9%	328	2.8%	3.7%	10.9%	0.7%	3.7%	10.9%	0.7%
Mobile	AL	476	3.7%	2.4%	401	3.5%	1.8%	4.9%	-0.3%	1.8%	4.9%	-0.3%
Montgomery	AL	408	3.2%	4.7%	384	3.3%	7.3%	1.3%	9.2%	7.3%	1.3%	9.2%
Orlando	FL	2,777	21.5%	25.2%	2,466	21.4%	0.7%	10.0%	-4.1%	0.7%	10.0%	-4.1%
Sarasota	FL	560	4.3%	6.2%	560	4.8%	11.1%	11.3%	11.0%	11.1%	11.3%	11.0%
Other		3,360	26.0%	20.8%	2,782	24.1%	7.6%	12.5%	4.6%	7.6%	12.5%	4.6%

Total		12,925	100.0%	100.0%	11,547	100.0%	3.9%	7.6%	1.8%	3.9%	7.6%	1.8%

Notes:

(1) For more information regarding Multifamily Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

1Q04	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Multifamily

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Apartment Homes
Total Division *(1)	11,972	11,972	11,972	12,816	12,183	12,816				12,816
End of Month Scheduled Base Rent per Unit Per Month (See Reconciliation Below)
Same-Property *(2)	$788	$790	$795	$795		$797
change	1.4%	1.2%	1.6%	1.0%		1.2%
Total Division *(3)	$799	$788	$795	$794		$796
change	5.4%	0.9%	1.3%	1.1%		-0.3%
End of Month Scheduled Base Rent per SF per Month
Same-Property *(2)	$0.72	$0.73	$0.73	$0.73		$0.73
change	1.4%	1.4%	1.4%	1.0%		0.8%
Total Division *(3)	$0.74	$0.73	$0.73	$0.73		$0.74
change	2.8%	1.4%	0.0%	0.0%		0.0%
Scheduled Base Rent per Unit Per Month Reconciliation
Same-Property
Scheduled Rent	$788	$790	$795	$795		$797
Less: Vacancy & Concessions *(4)	(160)	(152)	(145)	(145)		(157)
Less: Effect of Change To Qtrly Avg	—	(1)	—	—		—

Cons. Rents per Unit	$628	$637	$650	$650		$640

(No Uncons. in Same-Property)
Total Division
Scheduled Rent	$799	$788	$795	$794		$796
Less: Vacancy & Concessions *(4)	(169)	(161)	(154)	(156)		(159)
Less: Eff — Ch To Qtrly Avg & Disp.	(13)	(2)	—	—		—

Monthly Rent/Unit	617	625	641	638		637

Uncons. Assets	2	2	2	2		1

Cons. Rents per Unit	$618	$627	$638	$639		$638

To Reconcile to Total Division Rent
Mult by: # of Months in Qtr	3	3	3	3		3
Mult by: Avg # of Cons. Units for Pd	11,723	11,547	11,547	11,547		12,391

Revenue	$21,747	$21,706	$22,099	$22,144		$23,710

The Company believes Scheduled Base Rent is useful to investors as a measure of indicated monthly market rents and the maximum potential revenue per unit that is currently achievable. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1) Number of units does not include the lease-up units and DRA properties, held under the equity method, in calculating the following per unit data.

(2) The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3) Total division statistics exclude properties in lease-up.

(4) [Sched base rents less vacancy loss, all concessions (including but not limited to: renewals, move-ins, models, employee units), and bad debts] /sched base rents.

1Q04	-30-	NYSE:CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Multifamily

OPERATIONAL STATISTICS CONT’D

BASE RENT PER UNIT	CAPEX PER UNIT

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
Capital Expenditures ($ in 000s) *(3)
Regular Maintenance	$1,088	$1,553	$1,425	$1,336	$5,402	$1,554				$1,554
Revenue- Enhancing	51	50	43	5	149	11				11
Admin - Division	6	25	16	1	48	14				14

Total	$1,145	$1,628	$1,484	$1,342	$5,599	$1,579				$1,579

Capital Expenditures per Unit
Regular Maintenance	$91	$130	$119	$104	$443	$121				$121
Revenue- Enhancing	4	4	4	0	12	1				1

Total	$95	$134	$123	$105	$460	$122				$123

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

1Q04	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		Avg	Total		%	CLP Wtd		For Period Ending
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
ALABAMA
CG at Galleria	Birmingham		1,080	1,195.2		1,080	1,195.2	99.0%	95.4%	94.5%	93.7%	95.4%	S
CG at Galleria Woods	Birmingham		244	260.7		244	260.7	97.1%	96.4%	96.2%	97.1%	97.5%	S
CG at Liberty Park	Birmingham		300	338.7		300	338.7	96.3%	99.7%	96.9%	93.3%	97.2%	S
CG at Mountain Brook	Birmingham		392	392.7	15%	59	58.9	96.0%	96.7%	93.4%	89.1%	93.1%
CG at Riverchase	Birmingham		468	745.8		468	745.8	97.8%	94.7%	93.2%	93.6%	97.1%	S
CV at Cahaba Heights	Birmingham		125	131.2	15%	19	19.7	96.0%	100.0%	99.2%	96.8%	94.4%
CV at Inverness	Birmingham		586	551.6		586	551.6	98.5%	97.9%	98.5%	96.5%	98.6%	S
CV at Rocky Ridge	Birmingham		226	258.9	15%	34	38.8	95.1%	96.0%	93.4%	94.2%	93.8%
CV at Trussville	Birmingham		376	410.3		376	410.3	98.7%	96.0%	97.9%	95.5%	96.5%	S
Colony Woods	Birmingham		414	450.7	10%	41	45.1	98.7%	96.0%	97.9%	95.5%	97.8%
Madison at Shoal Run	Birmingham		276	249.3	10%	28	24.9	98.7%	96.0%	97.9%	95.5%	97.5%
Meadows at Brook Highland	Birmingham		400	465.6	10%	40	46.6	98.7%	96.0%	97.9%	95.5%	95.3%

	Total - 12	13.3	4,887	5,450.8		3,274	3,736.4	98.2%	96.4%	95.8%	94.6%	96.6%
CG at Edgewater	Huntsville		500	541.7		500	541.7	95.9%	95.9%	95.0%	91.6%	91.4%	S
CG at Madison	Huntsville		336	354.6		336	354.6	96.1%	94.0%	94.6%	95.2%	92.9%	S
CV at Research Park	Huntsville		736	809.3		736	809.3	94.9%	96.7%	94.5%	93.1%	95.0%	S

	Total - 3	12.0	1,572	1,705.6		1,572	1,705.6	95.5%	95.9%	94.7%	93.1%	93.4%
CG at Inverness Lakes	Mobile		312	329.9	15%	47	49.5	94.1%	91.1%	81.8%	81.4%	81.3%
CV at Inverness Lakes	Mobile		186	176.5	15%	28	26.5	94.2%	88.8%	89.8%	87.1%	93.0%
CV at Ashford Place	Mobile		168	139.1		168	139.1	94.6%	97.6%	96.4%	93.5%	96.4%	S
CV at Huntleigh Woods	Mobile		233	199.1		233	199.1	89.3%	94.0%	93.6%	93.0%	93.3%	S

	Total - 4	21.1	899	844.6		476	414.1	91.9%	94.7%	93.2%	91.7%	93.2%
CG at Promenade	Montgomery		384	424.4		384	424.4	90.4%	88.3%	95.3%	95.1%	96.6%	S
CV at Hillwood	Montgomery		160	150.9	15%	24	22.6	96.9%	97.5%	97.5%	94.4%	100.0%

	Total - 2	4.8	544	575.3		408	447.0	90.8%	88.8%	95.4%	95.1%	96.8%

TOTAL ALABAMA	21	13.0	7,902	8,576.3		5,730	6,303.1	96.3%	95.5%	95.2%	94.0%	95.5%

FLORIDA
CG at Cypress Crossing	Orlando		250	314.6		250	314.6	97.3%	96.0%	92.9%	93.9%	95.2%	S
CG at Heather Glen	Orlando		448	524.1		448	524.1	98.0%	97.5%	94.9%	94.8%	98.4%	S
CG at Heathrow	Orlando		312	370.0		312	370.0	94.5%	95.1%	93.6%	93.9%	94.7%	S
CG at Hunter’s Creek	Orlando		496	624.5		496	624.5	94.4%	98.5%	96.5%	94.9%	96.9%	S
CG at Metrowest	Orlando		311	313.5		311	313.5				94.0%	97.4%
CG at TownPark	Orlando		456	584.7		456	584.7	94.1%	97.8%	96.1%	93.7%	96.3%	S
CV at Lake Mary	Orlando		504	431.4		504	431.4	92.4%	91.9%	92.9%	93.0%	91.1%	S

	Total - 7	6.4	2,777	3,162.7		2,777	3,162.7	94.9%	96.2%	94.7%	94.0%	95.6%
CG at Lakewood Ranch	Sarasota		288	301.7		288	301.7	84.4%	78.8%	95.7%	95.5%	94.4%	S
CV at TownPark	Sarasota		272	316.4		272	316.4	71.7%	74.3%	93.4%	92.8%	94.4%	S

	Total - 2	3.8	560	618.0		560	618.0	78.2%	76.6%	94.6%	94.2%	94.4%
CG at Riverhills	Tampa		776	690.3	15%	116	103.5	88.9%	88.0%	93.9%	91.1%	93.9%

	Total - 1	12.8	776	690.3		116	103.5	88.9%	88.0%	93.9%	91.1%	93.9%
CG at Gainesville	Gainesville		560	488.6		560	488.6	74.1%	74.6%	93.4%	94.3%	95.7%	S
CG at Ponte Vedra	Jacksonville		240	211.6	15%	36	31.7	98.4%	94.4%	96.7%	94.4%	93.7%

	Total - 2	11.1	800	700.3		596	520.4	75.6%	75.8%	93.6%	94.3%	95.6%

TOTAL FLORIDA	12	6.9	4,913	5,171.3		4,049	4,404.6	89.1%	89.7%	94.5%	94.0%	95.4%

1Q04	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		Avg	Total		%	CLP Wtd		For Period Ending
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
GEORGIA
CG at Barrington	Macon		176	191.9	15%	26	28.8	85.2%	86.9%	91.5%	87.5%	93.2%
CG at Wesleyan	Macon		328	382.9		328	382.9	82.0%	90.5%	89.9%	87.8%	95.7%	S

	Total - 2	5.0	504	574.9		354	411.7	82.2%	90.2%	90.0%	87.8%	95.5%
CV at Timothy Woods	Athens		204	211.4		204	211.4	98.0%	99.0%	98.0%	91.7%	97.1%	S
CV at Walton Way	Augusta		256	254.3		256	254.3	99.2%	100.0%	98.0%	91.8%	92.2%	S
CV at Vernon Marsh	Savannah		178	151.2		178	151.2	88.8%	92.7%	92.7%	93.8%	98.3%	S
CV at Stockbridge	Stockbridge		240	253.2	15%	36	38.0	85.8%	90.0%	99.0%	98.0%	95.4%

	Total - 4	17.4	878	870.1		674	654.9	95.4%	97.2%	96.7%	92.6%	95.5%

TOTAL GEORGIA	6	13.1	1,382	1,445.0		1,028	1,066.7	90.8%	94.8%	94.4%	91.0%	95.5%

MISSISSIPPI
CG at The Reservoir	Jackson		170	195.6		170	195.6	100.0%	99.4%	98.8%	98.8%	100.0%	S
CV at Natchez Trace	Jackson		328	342.8		328	342.8	95.7%	99.1%	97.6%	92.4%	97.9%	S

TOTAL MISSISSIPPI	2	6.4	498	538.4		498	538.4	97.2%	99.2%	98.0%	94.6%	98.6%

SOUTH CAROLINA
CV at Ashley Plantation	Bluffton		414	425.1		414	425.1	77.1%	95.9%	92.9%	76.9%	93.7%	S
CV at Caledon Wood	Greenville		350	348.3		350	348.3	89.0%	87.7%	90.9%	90.6%	97.7%	S

TOTAL SOUTH CAROLINA	2	6.1	764	773.4		764	773.4	82.6%	92.1%	92.0%	83.2%	95.5%

TEXAS
CV at Quarry Oaks	Austin		533	459.8		533	459.8				91.0%	90.2%
CV at Haverhill	San Antonio		322	326.9		322	326.9	96.9%	95.4%	91.0%	88.8%	92.2%	S

TOTAL TEXAS	2	7.4	855	786.8		855	786.8	96.9%	95.4%	91.0%	90.2%	91.0%

TOTAL CURRENT PORTFOLIO-45		10.1	16,314	17,291.1		12,925	13,873.0	92.8%	93.6%	94.7%	92.9%	95.3%

SUMMARY — CURRENT PORTFOLIO ONLY
Colonial Grands	22		8,827	9,777.7		7,215	8,233.7	93.2%	93.0%	94.6%	93.8%	95.7%
Colonial Villages	20		6,397	6,347.9		5,601	5,522.8	92.2%	94.4%	94.9%	91.7%	94.8%
Other	3		1,090	1,165.6		109	116.6					96.8%

TOTAL	45		16,314	17,291.1		12,925	13,873.0	92.8%	93.6%	94.7%	92.9%	95.3%

Other Info
Same-Property Portfolio *	30		11,547	12,565.0		11,547	12,565.0	92.8%	93.7%	94.8%	93.0%	95.5%
Partially-Owned Props	13		3,923	3,952.8		534	534.6	92.4%	91.9%	93.1%	90.8%	93.6%

Economic Occupancy
Same-Property Portfolio *	30		11,547	12,565.0		11,547	12,565.0	79.0%	79.1%	81.1%	79.8%	80.9%
Total Division	13		3,923	3,952.8		534	534.6	79.1%	79.2%	81.2%	79.8%	80.3%

*	Same-property portfolio is adjusted historically to reflect the current same-property portfolio.

1Q04	-33-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Multifamily

		Avg	Total		%	CLP Wtd		For Period Ending
Property	Location	Age	Units	SF (000s)	Own	Units	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
SOLD — LAST 5 QTRS
TOTAL SOLD	0		—	—		—	—

TOTAL AT END OF HISTORICAL PERIOD			16,314	17,291.1		12,925	13,873.0	92.8%	93.6%	94.7%	92.9%	95.3%

THIRD-PARTY MANAGED PROPERTIES
Seven Oaks	Wesley Chapel, FL		316	304.5	0%
CG at Bayshore	Bradenton, FL		376	368.9	0%
CG at Carrollwood	Tampa, FL		244	286.1	0%
Colony Park	Mobile, AL		201	129.6	0%
CV at Cordova	Pensacola, FL		152	116.4	0%
Hawthorn Groves	Orlando, FL		328	344.4	0%
CV at Hillcrest	Mobile, AL		104	114.4	0%
CV at McGehee	Montgomery, AL		468	404.2	0%
CV at Monte D’Oro	Birmingham, AL		200	295.8	0%
CV at North Ingle	Macon, GA		140	133.3	0%
CV at Oakleigh	Pensacola, FL		176	185.7	0%
Patio Apartments	Auburn, AL		240	179.0	0%
CG at Palma Sola	Bradenton, FL		340	291.8	0%
Ski Lodge — Tuscaloosa	Tuscaloosa, AL		304	273.1	0%
CG at Spring Creek	Macon, GA		296	328.0	0%
CV at White Bluff	Savannah, GA		120	108.3	0%
Pinn Homes Coursey Place	Baton Rouge, LA		352	344.3	0%
Pinn Homes Harbour View	Chattanooga, TN		308	323.4	0%
Pinn Homes Rocky Ridge	Douglasville, GA		300	347.1	0%

			4,965	4,878

Notes:
CG = Colonial Grand Apartments, Class A

CV = Colonial Village Apartments, Class B

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

1Q04	-34-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	22,360	24,872	22,421	22,548	92,201	22,177				22,177
Divisional Expenses	6,514	6,689	6,692	6,643	26,538	6,495				6,495

Divisional NOI	15,846	18,183	15,730	15,905	65,663	15,682				15,682

Divisional NOI Margin	70.9%	73.1%	70.2%	70.5%	71.2%	70.7%				70.7%
growth *(4)	-5.9%	-5.9%	-14.0%	-8.1%	-8.5%	-1.0%				-1.0%
Same-Property without Terminations
Lease Terminations	(165)	(2,258)	(70)	(86)	(2,580)	(347)				(347)

Divisional NOI w/o Term.	15,680	15,925	15,659	15,818	63,083	15,334				15,334

growth w/o terminations	-3.7%	-3.7%	-4.8%	-6.9%	-4.8%	-2.2%				-2.2%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	22,669	25,124	22,685	22,975	93,452	24,016				24,016
Divisional Expenses	6,786	6,970	6,938	6,932	27,626	7,015				7,015

Divisional NOI	15,884	18,154	15,746	16,042	65,826	17,001				17,001

Divisional NOI Margin	70.1%	72.3%	69.4%	69.8%	70.4%	70.8%				70.8%
growth	51.1%	52.1%	-0.5%	-3.7%	19.8%	7.0%				7.0%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY MARKET *(1)

		Total Office Division			Same-Property
							Increase/(Decrease) from Prior Year Period
							Current Quarter			Year-to-Date
		# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
		SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Atlanta	GA	890	15.6%	19.0%	890	17.8%	5.5%	-2.1%	8.5%	5.5%	-2.1%	8.5%
Birmingham	AL	1,388	24.4%	26.6%	1,378	27.5%	3.7%	-0.7%	5.4%	3.7%	-0.7%	5.4%
Huntsville	AL	1,357	23.8%	19.9%	869	17.4%	-1.9%	0.7%	-2.8%	-1.9%	0.7%	-2.8%
Montgomery	AL	264	4.6%	3.2%	264	5.3%	0.2%	5.2%	-2.8%	0.2%	5.2%	-2.8%
Orlando	FL	1,505	26.4%	27.3%	1,314	26.2%	-8.7%	-0.7%	-11.9%	-8.7%	-0.7%	-11.9%
Tampa	FL	292	5.1%	4.0%	292	5.8%	1.8%	1.3%	2.1%	1.8%	1.3%	2.1%

Total		5,695	100.0%	100.0%	5,006	100.0%	-0.8%	-0.3%	-1.0%	-0.8%	-0.3%	-1.0%

Notes:

(1)	For more information regarding Office Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

1Q04	- 35 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Square Feet (in 000s)
Total Division	5,192	5,194	5,169	5,305	5,215	5,696				5,696
Base Rent per SF - Straight Line (See Reconciliation Below)
Same-Property *(1)	$19.33	$19.02	$19.09	$19.30		$19.09
change	-0.1%	-3.7%	-1.0%	-5.3%		-1.2%
Total Division *(2)	$19.29	$19.06	$19.08	$19.06		$18.39
change	6.6%	3.9%	1.7%	-3.8%		-4.7%
Base Rent per SF - Cash (See Reconciliation Below)
Same-Property *(1)	$18.76	$18.68	$18.58	$18.78		$18.42
change	-1.8%	-4.1%	-2.8%	-7.3%		-1.8%
Total Division *(2)	$18.71	$18.62	$18.52	$18.50		$17.49
change	5.0%	2.9%	0.7%	-4.8%		-6.5%

BASE RENT PER SF

Base Rent per SF Reconciliation

Same-Property
Cash Rent per SF	$18.76	$18.68	$18.58	$18.78	$18.42
Effects of Concessions & Contractual Rent Increases	0.57	0.34	0.51	0.52	0.67

Rent Straight-Lined per SF	19.33	19.02	19.09	19.30	19.09

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.00)	(0.00)

Cons. S-L Rents per SF	$19.33	$19.02	$19.09	$19.30	$19.09

Total Division
Cash Rent per SF	$18.71	$18.62	$18.52	$18.50	$17.49
Concess & Contr. Rent Incr.	0.58	0.44	0.56	0.56	0.90

Rent Straight-Lined per SF	19.29	19.06	19.08	19.06	18.39

Uncons. Assets	(0.01)	(0.01)	(0.01)	(0.00)	—

Cons. S-L Rents per SF	$19.28	$19.05	$19.07	$19.06	$18.39

To Reconcilie to Total Division Rent
Div by: # of Qtrs In Yr	4	4	4	4	4
Mult by: Avg Occupied SF - Cons.	4,522	4,656	4,614	4,673	4,966

Revenue	$21,795	$22,172	$21,998	$22,265	$22,831

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Unconsolidated assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

1Q04	- 36 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Capital Expenditures ($ in 000s) (1)
Regular Maintenance	524	272	376	301	$1,473	396				$396
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	3,220	2,058	1,373	1,976	8,627	1,143				1,143
Leasing Commissions	505	543	1,055	593	2,696	779				779
Admin - Division	70	5	—	—	75	9				9

Total	$4,319	$2,878	$2,804	$2,870	$12,871	$2,327				$2,327

Capital Expenditures per SF
Regular Maintenance	$0.10	$0.05	$0.07	$0.06	$0.28	$0.07				$0.07
Revenue- Enhancing	—	—	—	—	—	—				—
Tenant Improvements	0.62	0.40	0.27	0.37	1.65	0.20				0.20
Leasing Commissions	0.10	0.10	0.20	0.11	0.52	0.14				0.14

Total	$0.83	$0.55	$0.54	$0.54	$2.47	$0.41				$0.41

MAINTENANCE & REV-ENHANCING CAPEX PER SF	TI & LEASING COMMISSIONS PER SF

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE (SF & $ in 000s)

		% of Leased		% of
	SF	SF	Rent	Total
2004	362	7%	$6,607	7%
2005	1,049	20%	16,564	18%
2006	649	12%	11,622	13%
2007	1,034	20%	19,447	22%
2008	447	9%	7,160	8%
2009 +	1,678	32%	28,225	31%

Total Leased SF	5,219		$89,625

LEASE EXPIRATIONS - NEXT 5 YEARS

TENANT CONCENTRATION (SF in 000s)

		% of Total
	SF	Company Revenue
1 FISERV Solutions	282.7	1.7%
2 United HealthCare	156.5	0.9%
3 Veritas Software	146.2	0.9%
4 HealthPlan Services	145.2	0.8%
5 Witness Systems	96.5	0.8%
6 Ace Insurance	86.3	0.7%
7 General Services Admin	130.5	0.6%
8 London Bridge	71.4	0.5%
9 AmSouth Bank	62.3	0.5%
10 HTE Inc.	87.1	0.5%

1Q04	- 37 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

LEASING EXECUTION

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
(SF in 000s; $ per SF)
Square Feet *(1)
Renewal	62.9	85.7	108.9	37.2	294.8	96.1				96.1
New	92.6	78.2	236.8	72.1	479.7	104.4				104.4
Development	17.7	41.8	102.9	9.7	172.1	13.6				13.6

Total	173.3	205.6	448.7	119.0	946.6	214.1				214.1

Annual Rent $- Straight Line
Renewal	$16.55	$18.09	$15.38	$17.26	$16.65	$17.13				$17.13
New	15.48	14.35	15.40	16.75	15.45	14.39				14.39
Development	19.37	20.51	19.69	23.65	20.08	21.24				21.24

Total	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06				$16.06

Annual Rent $- Cash *(2)
Renewal	$15.98	$16.32	$12.76	$16.35	$14.94	$16.82				$16.82
New	13.39	12.06	10.95	8.82	11.28	10.94				10.94
Development	14.56	18.84	18.46	5.15	17.40	20.10				20.10

Total	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16				$14.16

Concession $
Renewal	$0.24	$0.24	$0.83	$0.22	$0.45	$0.13				$0.13
New	1.73	2.50	0.73	1.86	1.38	3.21				3.21
Development	0.84	1.48	6.37	—	4.26	1.27				1.27

Total	$1.10	$1.35	$2.05	$1.19	$1.62	$1.71				$1.71

TI Committed $
Renewal	$5.08	$4.78	$6.05	$1.46	$4.90	$0.74				$0.74
New	14.10	14.89	19.39	14.15	16.85	12.46				12.46
Development	28.75	29.60	40.87	23.10	35.88	27.07				27.07

Total	$12.32	$13.67	$21.08	$10.91	$16.59	$8.13				$8.13

Leasing Commissions $
Renewal	$1.44	$1.71	$1.98	$0.60	$1.61	$0.16				$0.16
New	3.07	3.34	6.12	7.56	5.29	3.52				3.52
Development	5.43	4.43	6.30	11.95	6.07	2.70				2.70

Total	$2.72	$2.88	$5.15	$5.74	$4.29	$1.96				$1.96

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter.

The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
Cash Rents	$14.45	$15.21	$13.11	$10.88	$13.53	$14.16				$14.16
Concessions and Contr. Rent Incr.	1.82	1.95	3.26	6.60	3.13	1.90				1.90

Straight Line Rents	$16.27	$17.16	$16.38	$17.47	$16.66	$16.06				$16.06

1Q04	- 38 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Office

		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
ALABAMA
Colonal Center at Colonnade	Birmingham	421.4		421.4	92.1%	97.8%	97.1%	99.1%	98.5%	S
Colonial Plaza	Birmingham	170.9		170.9	100.0%	100.0%	99.7%	99.7%	99.7%	S
Emmett R. Johnson Bldg	Birmingham	165.1		165.1	87.5%	89.0%	88.5%	86.2%	86.6%	S
Independence Plaza	Birmingham	106.0		106.0	97.6%	91.4%	96.3%	99.4%	99.4%	S
International Park	Birmingham	210.7		210.7	96.9%	98.2%	97.5%	97.9%	98.2%	S
Land Title Building	Birmingham	30.0	33%	10.0	100.0%	100.0%	100.0%	100.0%	100.0%
Riverchase Center	Birmingham	304.0		304.0	83.7%	78.9%	75.0%	81.4%	80.4%	S

	Total - 7	1,408.1		1,388.1	91.9%	92.5%	91.6%	93.6%	93.3%
AmSouth Center	Huntsville	154.5		154.5	98.3%	98.3%	99.6%	91.4%	92.2%	S
Colonial Center Lakeside	Huntsville	121.5		121.5	100.0%	100.0%	100.0%	100.0%	100.0%	S
Colonial Center at Research Park	Huntsville	133.5		133.5	93.3%	82.3%	89.0%	89.0%	100.0%	S
Colonial Center at Research Place	Huntsville	272.6		272.6				100.0%	100.0%
DRS Building	Huntsville	215.5		215.5					100.0%
Perimeter Corporate Park	Huntsville	234.7		234.7	92.9%	94.3%	95.9%	93.3%	92.3%	S
Progress Center	Huntsville	224.4		224.4	96.9%	98.4%	98.4%	99.1%	98.4%	S

	Total - 7	1,356.6		1,356.6	95.9%	95.0%	96.7%	96.0%	97.5%
250 Commerce Center	Montgomery	37.4		37.4	100.0%	100.0%	100.0%	100.0%	100.0%	S
Interstate Park	Montgomery	226.9		226.9	83.9%	85.6%	84.6%	84.6%	85.9%	S

	Total - 2	264.3		264.3	86.2%	87.6%	86.8%	86.8%	87.9%

TOTAL ALABAMA	16	3,029.0		3,009.1	92.7%	92.8%	92.9%	93.9%	94.7%

FLORIDA
Colonial Center 100 at TownPark	Orlando	153.6		153.6	94.9%	100.0%	100.0%	100.0%	99.1%	S
Colonial Center 200 at TownPark	Orlando	154.7		154.7	LU	LU	LU	LU	88.8%
Colonial Center 600 at TownPark	Orlando	199.6		199.6	LU	LU	100.0%	100.0%	100.0%	S
Colonial TownPark Office - Lifestyle	Orlando	36.8		36.8					LU
Colonial Center Heathrow	Orlando	804.7		804.7	96.1%	96.1%	94.0%	81.4%	80.7%	S
901 Maitland	Orlando	155.7		155.7	84.4%	84.4%	87.6%	95.4%	85.1%	S

	Total - 6	1,505.0		1,505.0	94.3%	95.0%	94.8%	88.1%	86.6%
Concourse Center	Tampa	291.9		291.9	96.8%	96.8%	92.6%	91.4%	91.2%	S

	Total - 1	291.9		291.9	96.8%	96.8%	92.6%	91.4%	91.2%

TOTAL FLORIDA	7	1,796.8		1,796.8	94.8%	95.4%	94.4%	88.7%	87.3%

GEORGIA
Colonial Center Mansell Overlook	Atlanta	654.3		654.3	82.4%	84.6%	84.6%	84.6%	86.7%	S
Mansell 400 Business Park	Atlanta	188.9		188.9	63.1%	56.7%	59.7%	50.8%	53.5%	S
Shoppes at Mansell	Atlanta	20.9		20.9	96.2%	96.2%	100.0%	87.5%	100.0%	S
Village at Roswell Summit	Atlanta	25.5		25.5	95.1%	95.1%	95.1%	84.6%	84.6%	S

	Total - 4	889.6		889.6	81.2%	79.8%	79.0%	78.1%	79.9%

TOTAL GEORGIA	4	889.6		889.6	81.2%	79.8%	79.0%	78.1%	79.9%

TOTAL CURRENT PORTFOLIO	27	5,715.5		5,695.5	91.2%	91.2%	90.9%	89.7%	90.1%

1Q04	- 39 -	NYSE: CLP

COLONIAL PROPERTIES TRUST

Portfolio Occupancy - Office

		Total	%	CLP Wtd
Property	Location	SF - 000s	Own	SF - 000s	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
SUMMARY - CURRENT PORTFOLIO ONLY
Suburban Office	23	5,322.7		5,322.7	90.5%	90.5%	90.2%	89.2%	89.6%
Central Business District	4	392.8		372.8	99.3%	99.3%	99.7%	96.3%	96.6%

TOTAL	27	5,715.5		5,695.5	91.2%	91.2%	90.9%	89.7%	90.1%

Other Info
Same-Property Portfolio	22	5,006.0		5,006.0	91.2%	91.2%	90.9%	89.1%	89.1%
SOLD - LAST 5 QTRS
2100 International Park		28.3		28.3	100.0%	100.0%
TOTAL SOLD	0	28.3		28.3	100.0%	100.0%

TOTAL AT END OF HISTORICAL PERIOD		5,743.7		5,723.7	94.5%	91.2%	90.4%	89.2%	90.1%

THIRD-PARTY MANAGED PROPERTIES
International Park 2000	Birmingham, AL	129.5	0%
Grand Twin	Birmingham, AL	90.2	0%
Oxmoor Tower	Birmingham, AL	86.8	0%
Beacon Ridge Tower	Birmingham, AL	153.4	0%
Concourse Riverchase	Birmingham, AL	171.5	0%
Colonial Financial Center	Montgomery, AL	114.9	0%
Interstate Park 700 & 800	Montgomery, AL	43.4	0%
HIBC Bldg 550	Orlando, FL	125.9	0%
HIBC Bldg 600	Orlando, FL	125.2	0%

		1,040.6

Notes:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.

S = Current year same-property portfolio: property has been in service for a full calendar year. Partial-owned properties are not included.

The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

1Q04	- 40 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

NET OPERATING INCOME *(1)

($ in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
Same-Property Portfolio *(2)
Divisional Revenues *(3)	35,947	34,981	35,191	39,969	146,088	35,691				35,691
Divisional Expenses	10,446	10,674	10,805	10,852	42,777	10,119				10,119

Divisional NOI	25,501	24,307	24,386	29,117	103,311	25,572				25,572

Divisional NOI Margin	70.9%	69.5%	69.3%	72.8%	70.7%	71.6%				71.6%
growth *(4)	2.4%	-4.5%	0.1%	0.9%	-0.2%	0.3%				0.3%
Same-Property without Terminations
Lease Terminations	(471)	(154)	(191)	(107)	(923)	(144)				(144)

Divisional NOI w/o Term.	25,030	24,153	24,195	29,010	102,388	25,428				25,428

growth w/o terminations	0.5%	-3.7%	2.3%	2.8%	0.5%	1.6%				1.6%

Same-Property growth without the effects of lease terminations is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues *(3)	38,836	37,450	37,571	42,947	156,805	38,556				38,556
Divisional Expenses	11,623	11,877	11,891	12,249	47,640	11,357				11,357

Divisional NOI	27,213	25,572	25,680	30,698	109,164	27,198				27,198

Divisional NOI Margin	70.1%	68.3%	68.4%	71.5%	69.6%	70.5%				70.5%
growth	4.4%	-3.2%	-0.4%	-1.2%	-0.1%	-0.1%				-0.1%

Notes:

(1)	For more information regarding Retail Divisional Revenue, Expenses and NOI refer to Segment Data on page 10.

(2)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(3)	Straight-line rents are included.

(4)	The 2003 same-property growth reflects performance of the 2003 same-property portfolio.

SAME-PROPERTY RESULTS	DIVISION RESULTS

SUMMARY BY PROPERTY TYPE

	Total Division			Same-Property
						Increase/(Decrease) from Prior Year Period
						Current Quarter			Year-to-Date
	# of Wtd	% of Wtd	% of	# of Wtd	% of Wtd
	SF (000)	SF	NOI	SF (000)	SF	Rev	Exp	NOI	Rev	Exp	NOI
Malls	7,456	65.0%	69.2%	7,092	64.8%	-0.6%	-2.5%	0.3%	-0.6%	-2.5%	0.3%
Shopping Centers	4,017	35.0%	30.8%	3,847	35.2%	-1.1%	-5.9%	0.2%	-1.1%	-5.9%	0.2%

Total	11,474	100.0%	100.0%	10,940	100.0%	-0.7%	-3.1%	0.3%	-0.7%	-3.1%	0.3%

Notes:

(1)	Includes both consolidated and % of partially-owned subsidiary properties. See page 10 for Reconcilation to Income Statement.

1Q04	- 41 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS

Square Feet (in 000s)	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04

Total Division - % Owned	11,541	11,546	11,574	11,629	11,573	11,473				11,473
Gross Leasable Area	12,282	12,287	12,315	12,375		12,220
MALLS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$22.29	$22.48	$22.54	$22.13		$22.26
change	1.2%	1.3%	0.9%	1.8%		-0.1%
Total Division *(2)	$22.21	$22.41	$22.42	$22.06		$22.15
change	1.2%	1.3%	0.9%	-0.7%		-0.3%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$22.25	$22.43	$22.50	$22.12		$22.25
change	1.5%	1.5%	1.1%	2.2%		0.0%
Total Division *(2)	$22.14	$22.32	$22.39	$22.05		$22.14
change	1.5%	1.5%	1.1%	-0.2%		0.0%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$22.25	$22.43	$22.50	$22.12		$22.25
Effects of Concessions & Contractual Rent Increases	0.04	0.05	0.04	0.01		0.01

Straight-Line Rent per SF	22.29	22.48	22.54	22.13		22.26

Unconsolidated Assets	(0.67)	(0.66)	(0.75)	(0.16)		(0.64)

Cons. S-L Rents per SF(Ten<10K)	$21.62	$21.82	$21.79	$21.97		$21.62

Total Division
Cash Rent per SF	$22.14	$22.32	$22.39	$22.05		$22.14
Concess & Contr. Rent Incr.	0.07	0.09	0.03	0.01		0.01

Straight-Line Rent per SF	22.21	22.41	22.42	22.06		22.15

Unconsolidated Assets	(0.59)	(0.59)	(0.63)	(0.09)		(0.53)

Cons. S-L Rents per SF(Ten<10K)	$21.62	$21.82	$21.79	$21.97		$21.62

To Reconcilie to Total Mall Minimum Rent
Less: Effects of Ten>10K	(11.98)	(12.26)	(12.27)	(12.50)		(11.75)

Cons S-L Rents for Malls	9.64	9.56	9.52	9.47		9.87
Div by: # of Qtrs In Yr	4	4	4	4		4

Mult by: Avg Occupied SF - Cons.	6,243	6,246	6,243	6,404		6,301

Minimum Rents	$15,045	$14,925	$14,851	$15,158		$15,540

The Company believes that Cash Rents is useful to investors as an alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

1Q04	- 42 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary - Retail

OPERATIONAL STATISTICS CONT’D

	1Q03	2Q03	3Q03	4Q03	FYE’03	1Q04	2Q04	3Q04	4Q04	YTD’04
SHOPPING CENTERS
Base Rent per SF - Straight Line *(3) (See Reconciliation Below)
Same-Property *(1)	$13.48	$13.41	$13.55	$13.66		$13.70
change	3.5%	1.8%	1.0%	0.5%		1.6%
Total Division *(2)	$13.30	$13.21	$13.40	$14.38		$14.31
change	2.0%	0.3%	0.6%	6.9%		7.6%
Base Rent per SF - Cash *(3) (See Reconciliation Below)
Same-Property *(1)	$13.47	$13.40	$13.56	$13.66		$13.70
change	3.4%	1.8%	1.0%	0.2%		1.7%
Total Division *(2)	$13.30	$13.21	$13.41	$14.35		$14.28
change	1.8%	-0.1%	0.4%	6.3%		7.4%
Base Rent per SF Reconciliation from Cash Rents to Straight Line
Same-Property
Cash Rent per SF	$13.47	$13.40	$13.56	$13.66		$13.70
Effects of Concessions & Contractual Rent Increases	0.01	0.01	(0.01)	—		—

Straight-Line Rent per SF	13.48	13.41	13.55	13.66		13.70

Unconsolidated Assets	—	—	—	—		—

Cons. S-L Rents per SF	$13.48	$13.41	$13.55	$13.66		$13.70

Total Division
Cash Rent per SF	$13.30	$13.21	$13.41	$14.35		$14.28
Concess & Contr. Rent Incr.	—	—	(0.01)	0.03		0.03

Straight-Line Rent per SF	13.30	13.21	13.40	14.38		14.31

Unconsolidated Assets	(0.04)	(0.04)	(0.04)	(0.02)		(1.05)

Cons. S-L Rents per SF	$13.26	$13.17	$13.36	$14.36		$13.26

To Reconcilie to Total Center Minimum Rent
Less: Effects of Ten>10K	(3.87)	(4.03)	(4.27)	(5.29)		(3.66)

Cons S-L Rents for Centers	9.39	9.14	9.09	9.07		9.60
Div by: # of Qtrs In Yr	4	4	4	4		4

Mult by: Avg Occupied SF - Cons.	3,520	3,390	3,369	3,483		3,421

Minimum Rents	$8,259	$7,747	$7,657	$7,899		$8,212

The Company believes that Cash Rents are a useful alternative measure of performance and a measure of current cash flow generated from a tenant. Uncons. assets are included to measure the total potential cash flows to the Company from the Company’s total holdings.

BASE RENT PER SF: MALLS	BASE RENT PER SF: CENTERS

Notes:

(1)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year.

(2)	Total division statistics exclude properties in lease-up.

(3)	Includes unconsolidated partnerships and joint ventures which the Company manages. Excludes tenants greater than 10,000 sf, percentage of sales tenants, and temporary tenants. Base Rents have been restated to reflect the straight line rent for acquisitions for the period acquired forward, and % ownership of unconsol.

1Q04	- 43 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Financial Summary — Office

TENANT PERFORMANCE *(1)

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD ’04
MALLS
Occupancy Costs *(2)	11.8%	11.7%	11.6%	11.8%		11.8%
Gross Sales per SF *(3)
Same-Property *(4)	$268.50	$268.83	$271.36	$273.63		$278.28
change	-1.4%	-0.5%	0.9%	2.8%		3.6%
Total Division *(5)	$267.31	$268.49	$270.39	$270.23		$274.37
change	-1.4%	-0.5%	0.9%	1.2%		2.6%

OCCUPANCY COSTS AS % OF SALES- MALLS	GROSS SALES PER SF — MALLS

SHOPPING CENTERS
Occupancy Costs *(2)	9.9%	10.1%	10.3%	10.3%	10.1%
Gross Sales per SF *(3)
Same-Property *(4)	$226.42	$225.18	$220.73	$223.61	$225.69
change	1.8%	1.5%	1.5%	6.5%	-0.3%
Total Division *(5)	$233.04	$221.83	$217.77	$220.67	$225.69
change	0.0%	-4.0%	-4.5%	0.8%	-3.2%

OCCUPANCY COSTS AS % OF SALES- SHOPPING CENTERS	GROSS SALES PER SF — SHOPPING CENTERS

Notes:

(1)	Tenant Performance statistics are provided by tenants. Due to late-reporting tenants, historical Tenant Performance data may change as the information is received and incorporated in the statistics.

(2)	Include all reporting tenants less than 10,000 square feet.

(3)	Include all reporting tenants less than 10,000 square feet for malls and all reporting tenants for shopping centers.

(4)	The 2003 same-property data reflects results of the 2004 same-property portfolio, as adjusted for dispositions during year; excludes Parkway Place and Colonial University Village.

(5)	Total division statistics exclude properties in lease-up.

1Q04	- 44 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

CAPEX SUMMARY

	1Q03	2Q03	3Q03	4Q03	FYE ’03	1Q04	2Q04	3Q04	4Q04	YTD '04
Capital Expenditures ($ in 000s) *(1)
Regular Maintenance	$621	$613	$669	$1,145	$3,048	$416				$416
Revenue- Enhancing	334	929	471	734	2,468	94				94
Tenant Improvements	1,545	3,384	474	2,450	7,853	600				600
Leasing Commissions	255	347	418	868	1,888	284				284
Admin — Division	18	190	5	35	248	3				3

Total	$2,773	$5,463	$2,037	$5,232	$15,257	$1,397				$1,394

Capital Expenditures per SF
Regular Maintenance	$0.05	$0.05	$0.06	$0.10	$0.26	$0.04				$0.04
Revenue- Enhancing	0.03	0.08	0.04	0.06	0.21	0.01				0.01
Tenant Improvements	0.13	0.29	0.04	0.21	0.68	0.05				0.05
Leasing Commissions	0.02	0.03	0.04	0.07	0.16	0.02				0.02

Total	$0.24	$0.47	$0.18	$0.45	$1.32	$0.12				$0.12

Notes:

(1)	Capital Expenditures includes unconsolidated subsidiary properties. See page 17 for a reconciliation to the Income Statement.

LEASE EXPIRATION SCHEDULE
(SF & $ in 000s)

	% of Leased			% of
	SF	SF	Rent	Total
2004	1,467	13%	$11,909	10%
2005	861	8%	12,811	11%
2006	1,396	12%	14,597	13%
2007	1,336	12%	13,558	12%
2008	957	9%	9,205	8%
2009+	5,156	46%	52,047	46%

Total Leased SF	11,173		114,127

TENANT CONCENTRATION
(SF in 000s)

			% of Total
		SF	Company Revenue
1	The Limited, Inc.	322	1.7%
2	JC Penney Co., Inc.	1,309	1.1%
3	Saks Inc.	600	1.0%
4	Publix Super Markets	253	0.6%
5	Gap, Inc.	122	0.6%
6	Footlocker	111	0.6%
7	Sears, Roebuck & Co	1,363	0.6%
8	Shoe Show, Inc.	130	0.6%
9	Belk, Inc.	942	0.5%
10	Wal-Mart Stores, Inc.	523	0.5%

1Q04	- 45 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

LEASING EXECUTION — TOTAL (MALLS & SHOPPING CENTERS)
(SF in 000s; $  per SF)

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Square Feet *(1)
Renewal	247	62	79	50	438	281				281
New	39	156	122	59	376	107				107
Development	128	167	42	25	362	29				29

Total	414	385	243	134	1,176	417				417

Annual Rent $- Straight Line
Total	$6.93	$11.35	$16.36	$18.91	$11.69	$12.81				$12.81

Annual Rent $- Cash *(2)
Renewal	$5.32	$18.32	$15.13	$18.46	$10.43	$10.52				$10.52
New	16.21	14.51	14.44	16.02	14.90	17.70				17.70
Development	7.01	5.68	21.76	24.04	9.28	13.90				13.90

Total	$6.87	$11.29	$15.93	$18.43	$11.51	$12.59				$12.59

TI Committed $
Renewal	$—	$0.16	$—	$—	$0.02	$1.52				$1.52
New	25.38	55.80	28.18	6.42	35.94	27.09				27.09
Development	89.06	1.02	19.45	7.36	34.73	2.10				2.10

Total	$29.93	$23.08	$17.51	$4.20	$22.19	$8.12				$8.12

Leasing Commissions $
Renewal	$0.19	$0.60	$0.77	$0.42	$0.38	$0.51				$0.51
New	2.90	4.91	3.52	2.20	3.83	3.83				3.83
Development	1.93	1.54	2.45	2.64	1.86	4.31				4.31

Total	$0.98	$2.75	$2.44	$1.62	$1.94	$1.63				$1.63

Notes:

(1)	Square feet leased during the quarter.

(2)	First full year rent for square feet produced during the quarter. The Company believes Annual Cash Rents is a useful measure to investors in analyzing the first year of potential cash flows generated from a lease. Additionally, cash rents are a commonly used measure in the industry and investors are able to compare performance.

	1Q03	2Q03	3Q03	4Q03	FYE '03	1Q04	2Q04	3Q04	4Q04	YTD '04
Cash Rents	$6.87	$11.29	$15.93	$18.43	$11.51	$12.59				$12.59
Concessions and Contr. Rent Incr.	0.07	0.06	0.43	0.49	0.19	0.22				0.22

Straight Line Rents	$6.93	$11.35	$16.36	$18.91	$11.69	$12.81				$12.81

1Q04	- 46 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
ALABAMA
Colonial Brookwood Village	Birmingham	593.2	232.0	361.2		361.2	89.6%	91.7%	90.8%	91.0%	90.8%	S
Brookwood Village Ctr	Birmingham	88.2	—	88.2		88.2	98.3%	98.3%	98.3%	93.0%	93.0%	S
CP Hoover	Birmingham	380.6	215.8	164.8	10%	16.5	99.2%	98.3%	98.3%	98.1%	97.3%	S
CP Trussville	Birmingham	388.3	—	388.3		388.3	100.0%	99.7%	100.0%	100.0%	100.0%	S
CP Trussville II	Birmingham	23.9	—	23.9		23.9					LU
CP Tutwiler Farm	Birmingham	514.1	—	514.1		514.1	99.8%	99.8%	100.0%	100.0%	99.6%	S
CS Inverness	Birmingham	28.2	—	28.2		28.2	49.2%	42.8%	42.8%	49.2%	49.2%	S
Shops at Colonnade	Birmingham	126.6	—	126.6		126.6	60.5%	51.1%	53.9%	50.0%	50.0%	S
Colonial Shoppes Clay	Birmingham	66.3	—	66.3		66.3	49.0%	49.0%	49.0%	63.3%	88.2%	S

	Total - 9	2,209.4	447.7	1,761.7		1,613.3	92.8%	92.4%	92.6%	92.5%	92.4%
CM Decatur	Huntsville	576.0	80.9	495.1		495.1	86.2%	86.3%	86.0%	87.3%	86.5%	S
CP Madison	Huntsville	110.7	—	110.7	25%	27.7	100.0%	100.0%	100.0%	100.0%	98.6%	S
Parkway Place	Huntsville	628.3	348.2	280.1	45%	126.1	70.2%	70.5%	79.8%	79.8%	77.3%	S

	Total - 3	1,315.0	429.0	885.9		648.8	83.7%	83.8%	85.8%	86.5%	85.1%
CP Montgomery	Montgomery	209.1	44.0	165.1		165.1	96.9%	96.9%	97.1%	95.2%	96.5%	S
CP Montgomery North	Montgomery	209.9	101.8	108.1		108.1	97.9%	95.9%	95.9%	95.9%	95.9%	S
CS Bellwood	Montgomery	88.5	—	88.5		88.5	89.6%	91.2%	91.7%	89.6%	91.2%	S
CS McGehee	Montgomery	98.4	—	98.4		98.4	81.8%	81.3%	81.3%	86.7%	79.2%	S
Old Town Shopping Ctr	Montgomery	38.8	—	38.8		38.8	42.9%	41.1%	48.4%	52.2%	59.4%	S

	Total - 5	644.7	145.8	498.8		498.8	67.4%	88.3%	89.0%	89.3%	89.1%
CM Bel Air	Mobile	1,334.1	334.0	1,000.1		1,000.1	97.5%	97.3%	97.3%	97.3%	95.1%	S
Colonial University Village	Auburn	363.8	—	363.8		363.8	92.8%	92.2%	93.4%	95.1%	94.4%
CM Gadsden	Gadsden	517.0	—	517.0		517.0	99.5%	98.9%	88.3%	96.5%	96.4%	S

	Total - 3	2,214.9	334.0	1,880.9		1,880.9	97.1%	96.8%	94.1%	96.7%	95.3%

TOTAL ALABAMA	20	6,384.0	1,356.6	5,027.4		4,642.0	90.6%	92.6%	91.5%	92.7%	91.9%

FLORIDA
CP Hunter’s Creek	Orlando	222.1	—	222.1		222.1	99.1%	50.6%	50.6%	50.6%	51.5%	S
CP TownPark	Orlando	146.5	—	146.5		146.5				LU	LU
CP Wekiva	Orlando	208.6	—	208.6		208.6	95.7%	96.4%	96.4%	97.8%	89.8%	S
CP Winter Haven	Orlando	197.5	—	197.5		197.5	93.9%	94.6%	93.8%	93.2%	92.4%	S
CS Bear Lake	Orlando	131.6	—	131.6		131.6	92.5%	93.4%	91.1%	92.5%	92.5%	S
Orlando Fashion Square	Orlando	1,083.0	361.4	721.6	50%	360.8	88.6%	89.5%	87.6%	92.3%	89.5%	S

	Total - 6	1,989.3	361.4	1,627.9		1,267.1	93.4%	84.5%	84.4%	87.0%	84.5%
CP Northdale	Tampa	230.9	55.0	175.9		175.9	94.1%	94.1%	95.2%	95.2%	98.0%	S

	Total - 1	230.9	55.0	175.9		175.9	94.1%	94.1%	95.2%	95.2%	98.0%
CP Burnt Store	Punta Gorda	198.8	—	198.8		198.8	45.2%	44.8%	44.8%	44.8%	44.8%	S
CP Lakewood	Jacksonville	195.2	—	195.2		195.2	92.1%	92.1%	91.1%	93.6%	93.6%	S

	Total - 2	394.0	—	394.0		394.0	68.4%	68.2%	67.7%	69.0%	69.0%

TOTAL FLORIDA	9	2,614.2	416.4	2,197.8		1,837.0	87.7%	81.7%	82.1%	84.2%	82.7%

1Q04	- 47 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy — Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
GEORGIA
Britt David Shopping Ctr	Columbus	109.6	—	109.6		109.6	67.6%	67.6%	68.7%	68.7%	68.7%	S
CM Glynn Place	Brunswick	507.5	225.6	282.0		282.0	64.5%	62.0%	62.8%	60.2%	60.2%	S
CM Lakeshore	Gainesville	518.3	—	518.3		518.3	90.4%	92.1%	91.3%	92.4%	90.6%	S
CM Valdosta	Valdosta	398.9	73.7	325.2		325.2	93.3%	92.4%	93.4%	94.6%	93.0%	S
CP Beechwood	Athens	339.1	—	339.1		339.1	76.8%	72.9%	71.0%	74.0%	74.5%	S
CM Macon	Macon	1,446.4	682.2	764.2		764.2	93.4%	92.4%	93.6%	94.4%	93.5%	S

TOTAL GEORGIA	6	3,319.8	981.4	2,338.3		2,338.3	85.5%	84.5%	84.9%	85.7%	84.9%

NORTH CAROLINA
CM Burlington	Burlington	415.0	—	415.0		415.0	96.5%	96.1%	94.8%	96.0%	95.8%	S
CS Quaker Village	Greensboro	102.4	—	102.4		102.4	92.6%	92.6%	92.6%	86.4%	87.7%	S
CS Stanly	Locust	47.1	—	47.1		47.1	97.3%	100.0%	82.0%	100.0%	100.0%	S
CS Yadkinville	Yadkinville	90.9	—	90.9		90.9	100.0%	100.0%	100.0%	100.0%	100.0%	S
CM Mayberry	Mount Airy	206.9	57.8	149.0		149.0	97.5%	96.4%	97.5%	97.5%	96.0%	S
CM Greenville	Greenville	450.9	46.1	404.9		404.9	95.2%	94.5%	94.6%	93.4%	92.9%	S

TOTAL NORTH CAROLINA	6	1,313.3	103.9	1,209.4		1,209.4	96.2%	95.7%	94.8%	95.0%	94.7%

SOUTH CAROLINA

CM Myrtle Beach	Myrtle Beach	503.9	—	503.9		503.9	77.7%	77.3%	76.1%	96.4%	93.1%	S
TOTAL SOUTH CAROLINA	1	503.9	—	503.9		503.9	77.7%	77.3%	76.1%	96.4%	93.1%

TENNESSEE

Rivermont Shopping Ctr	Chattanooga	73.5	—	73.5		73.5	79.5%	85.7%	87.3%	96.8%	98.6%	S
TOTAL TENNESSEE	1	73.5	—	73.5		73.5	79.5%	85.7%	87.3%	96.8%	98.6%

TEXAS
CM Temple	Temple	555.3	109.0	446.3		446.3	82.9%	83.5%	87.4%	87.9%	87.9%	S

TOTAL TEXAS	1	555.3	109.0	446.3		446.3	82.9%	83.5%	87.4%	87.9%	87.9%

VIRGINIA
CM Staunton	Staunton	423.4	—	423.4		423.4	79.8%	80.5%	80.9%	81.3%	84.4%	S

TOTAL VIRGINIA	1	423.4	—	423.4		423.4	79.8%	80.5%	80.9%	81.3%	84.4%

TOTAL CURRENT PORTFOLIO- 45		15,187.3	2,967.3	12,220.0		11,473.7	88.3%	88.1%	87.7%	89.7%	88.9%

SUMMARY — CURRENT PORTFOLIO ONLY

Regional Malls	17	10,521.9	2,550.7	7,971.1	7,456.3	89.7%	89.6%	88.9%	91.5%	90.4%
Shopping Centers	28	4,665.4	416.6	4,248.8	4,017.4	85.7%	85.1%	85.2%	86.2%	86.1%

TOTAL	45	15,187.3	2,967.3	12,220.0	11,473.7	88.3%	88.1%	87.7%	89.7%	88.9%

Other Info Same-Property Portfolio	42	14,653.1	2,967.3	11,685.8	10,939.5	88.2%	87.9%	87.5%	89.5%	88.7%

1Q04	- 48 -	NYSE: CLP

COLONIAL PROPERTIES TRUST
Portfolio Occupancy - Retail

						CLP
		Total	Anchor	CLP	%	Wtd Avg
Property	Location	SF (000s)	Owned	SF	Own	SF (000s)	1Q03	2Q03	3Q03	4Q03	1Q04	S-P
SOLD - LAST 5 QTRS
CP Bardmoor	St. Petersburg	152.7		152.7		152.7	87.9%
Bel Air Village	Mobile	—	—	—		—	27.9%	24.4%	10.6%
CP University Park I	Orlando	215.6	—	215.6		215.6	80.5%	81.8%	81.8%	81.8%
TOTAL SOLD	3	368.3	—	368.3		368.3	87.9%

TOTAL AT END OF HISTORICAL PERIOD		15,555.5	2,967.3	12,588.2		11,842.0	87.9%	87.5%	87.1%	89.6%	87.4%

THIRD-PARTY MANAGED PROPERTIES

Hoover Commons Calico Corner Meadowbrook Place Plaza Centre	Birmingham, AL Birmingham, AL Huntsville, AL Madison, AL	196.8 5.5 68.0 82.0	0% 0% 0% 0%

352.3

NOTES:

LU = Properties in lease-up; these properties are not included in occupancies for Subtotals or Summary Categories.
S = Current year same-property portfolio: property has been in service for a full calendar year at the same % of ownership.
The “Location” subtotals and the “Summary Data” are weighted for the percentage of ownership for partially-owned properties.

1Q04	-49-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Market Demographics

Source: Woods & Poole Economics

		POPULATION			JOB GROWTH		HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d		Proj’d			Proj’d
		2004	Growth	Growth	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2004	2004-2010	1990-2004	2004-2010	2004	1990-2004	2004-2010	Feb, 2004
Auburn	AL	121.6	2.75%	1.42%	2.26%	1.36%	$42,843	0.16%	0.56%	3.8%
Birmingham	AL	1,087.2	0.96%	0.88%	1.76%	1.08%	$68,969	1.83%	0.92%	4.2%
Decatur	AL	149.4	0.93%	1.02%	1.47%	1.03%	$59,268	1.22%	0.88%	7.5%
Gadsden	AL	103.6	0.27%	0.26%	0.98%	0.65%	$49,624	1.00%	0.89%	5.8%
Huntsville	AL	362.6	1.66%	1.22%	1.58%	1.24%	$66,172	0.85%	0.84%	4.8%
Mobile	AL	403.1	0.45%	0.37%	1.55%	0.66%	$54,678	1.27%	0.88%	6.0%
Montgomery	AL	358.2	1.22%	1.00%	1.90%	1.25%	$62,985	1.12%	0.78%	4.9%
Gainesville	FL	243.0	1.87%	1.24%	2.47%	1.43%	$55,793	1.16%	0.71%	2.3%
Jacksonville	FL	1,218.5	2.19%	1.67%	2.58%	1.69%	$69,900	1.40%	0.84%	4.8%
Orlando	FL	1,837.4	3.44%	2.32%	3.98%	2.44%	$65,192	1.18%	0.92%	4.3%
Punta Gorda	FL	158.8	2.91%	3.19%	4.67%	3.10%	$52,446	0.65%	0.85%
Sarasota-Bradenton	FL	652.0	2.30%	2.42%	4.17%	2.71%	$77,608	1.46%	1.30%	3.1%
Tampa-St. Petersburg	FL	2,563.4	1.67%	1.42%	3.23%	1.83%	$64,238	1.74%	1.00%	0.4%
Athens	GA	176.3	2.06%	1.51%	2.53%	1.57%	$54,140	1.11%	0.80%	2.5%
Atlanta	GA	4,699.5	3.72%	1.80%	3.70%	1.68%	$83,323	2.11%	0.84%	3.9%
Augusta	GA	516.6	1.27%	0.92%	1.05%	1.06%	$59,980	0.68%	0.82%	4.4%
Brunswick	GA	97.7	1.32%	1.26%	2.03%	1.49%	$61,420	1.66%	0.64%
Columbus	GA	285.4	0.49%	0.40%	1.37%	0.91%	$62,676	2.02%	1.15%	4.5%
Gainesville	GA	156.2	4.45%	1.30%	3.96%	1.54%	$67,550	2.00%	1.10%
Macon	GA	226.9	0.68%	0.43%	1.29%	0.75%	$62,938	1.59%	0.86%	3.4%
Savannah	GA	304.9	1.26%	0.84%	1.88%	0.97%	$68,198	1.70%	0.89%	3.2%
Valdosta	GA	123.9	1.73%	1.10%	2.19%	1.21%	$52,201	1.16%	0.66%
Jackson	MS	516.8	1.09%	1.10%	2.18%	1.40%	$65,480	2.17%	0.98%	3.7%
Burlington	NC	138.6	1.97%	0.98%	1.57%	1.10%	$60,306	1.34%	0.84%
Greensboro	NC	668.0	1.65%	0.75%	1.36%	0.94%	$64,000	1.01%	0.72%	6.2%
Greenville	NC	162.4	2.17%	1.76%	2.62%	1.72%	$56,357	1.08%	0.62%	6.2%
Mount Airy	NC	73.3	1.30%	0.70%	0.90%	0.90%	$52,206	0.70%	0.70%
Raleigh-Cary	NC	899.1	4.56%	2.22%	4.11%	2.05%	$79,093	2.06%	0.45%
Greenville	SC	587.8	1.70%	1.10%	1.74%	1.30%	$62,302	1.30%	0.90%	6.0%
Myrtle Beach	SC	215.2	3.45%	2.11%	3.73%	2.19%	$52,930	1.03%	0.76%	6.5%
Chattanooga	TN	489.6	0.92%	0.72%	1.82%	1.00%	$62,103	1.41%	0.88%	3.6%
Austin-Round Rock	TX	1,434.9	4.89%	2.97%	6.04%	3.10%	$77,408	3.25%	1.00%
Houston	TX	5,158.5	2.57%	1.66%	2.79%	1.69%	$89,583	2.65%	0.68%	4.7%
Killeen-Temple-Fort Hood	TX	347.8	2.07%	1.40%	2.74%	1.59%	$59,104	1.70%	0.66%	5.1%
San Antonio	TX	1,850.7	2.23%	1.73%	3.39%	2.07%	$68,675	2.02%	0.87%
Staunton	VA	112.0	1.00%	0.60%	1.10%	0.60%	$56,638	0.80%	0.60%
Sunbelt States *		105,443.2	1.85%	1.36%	2.40%	1.54%	$65,379	1.73%	0.78%	5.2%
United States		294,197.3	1.28%	1.00%	1.77%	1.26%	$73,960	1.59%	0.88%	5.6%

Source:Claritas

		POPULATION			HOUSEHOLD INCOME			UNEMPLOYMENT
				Proj’d			Proj’d
		2004	Growth	Growth	Mean	Growth	Growth
		(000s)	1990-2000	2003-2008	2003	2000-2003	2003-2008
Locust	NC	2.5	6.8%	6.2%	$59,917	5.8%	3.4%
Bluffton	SC	1.4	30.0%	14.7%	$53,927	5.8%	3.2%

* Sunbelt States include:
Alabama, Arizona, Arkansas, Georgia, Florida, Kentucky, Louisiana, Mississippi,
New Mexico, North Carolina, Oklahoma, South Carolina, Virginia, Tennessee,Texas

1Q04	-50-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

GROSS SALES PER SQUARE FOOT:	Gross retail sales reported by tenants divided by rented square feet.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OCCUPANCY COST PERCENT:	Tenants’ occupancy cost as a percentage of their gross sales.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

PERCENT GROWTH: PROPERTY OR DIVISIONAL	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.
NET OPERATING INCOME:	Property revenues less property operating expenses.

RENEWAL OR RE-LEASE:	Leases that have been renewed by current tenants or leased space that has been re-leased by new tenants.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TI COMMITTED:	Tenant improvements which have been committed as a part of entering into a lease agreement.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

TURNOVER RATE:	The percentage of multifamily units that became available for rent during the 12-month period ending on the date indicated.

1Q04	-51-	NYSE: CLP